CUSIP: 81746A AA4
ISIN: US81746AAA43
MEDIUM TERM: Rule 144A
MATURITY: 12/15/2023

CUSIP: U81507 AA0TBD
ISIN: USU81507AA09TBD
MEDIUM TERM NT REG S
RATE 5.500 %

PRIVATE PLACEMENT

SEQUOIA MANAGEMENT INFRASTRUCTURE SERIES 1, LLC
OFFERING MEMORANDUM
Issue of $200,000,000 (U.S) Medium Term Notes 5 ½ %

The Underlying Assets of the outstanding principal amount of this Note is guaranteed either by (i) a bond or other similar instrument issued by an insurance company with a rating by A.M. Best of not less than A+ (the Guarantee"), or (ii) "Reg. 114 Trust" or "Collateral Trust") or a Collateralized Deed of Trust, or a Standby Letter of Credit (SBLC), or by an insurance entity agreement backed by a reinsurance company agreement with an A.M. Best rating of not less than rated "Investment Grade" by Standard & Poor's, Moody's or Fitch. The amounts due under the Guarantee or the Reinsurance, as applicable, shall be drawn down upon by the Trustee upon the occurrence of an Event of Default of the Underlying Assets that has not been waived or cured.

OFFERING CIRCULAR

SEQUOIA MANAGEMENT INFRASTRUCTURE SERIES 1, LLC

(Incorporated under the laws of the State of Delaware, United States of America)

PAYING AGENT	SPONSORING UNDERWRITERS	FINANCIAL ADVISORS
QUICKSILVER STOCK TRANSFER, LLC	CENTAURUS FINANCIAL INC. FORDHAM FINANCIAL MANAGEMENT, INC.	BERMAN FINANCIAL ADVISORS

These Notes will be secured corporate obligations. The Notes have not been registered under the Securities Act of 1933, as amended (the "Act"), the Securities Act of Delaware or the securities laws of any other jurisdiction relying on exemptions from registration provided by Sections 3(b) and 4(2) of the Act, Rule 144A and other comparable exemptions.

RESPONSIBILITY STATEMENT

The Issuer accepts responsibility for the information contained in this Offering Circular. To the best of the knowledge and belief of the Issuer (who has taken all reasonable care to ensure that such is the case) the information contained in this Offering Circular is in accordance with the facts and does not omit anything likely to affect the import of such information.

The applicable Pricing Supplement will (if applicable) specify the extent and nature of the responsibility (if any) taken or accepted by the Issuer for the information (if any) relating to any underlying equities, Notes, securities, indices or other item(s) to which Linked Notes (as defined below) or payments or deliveries under the Notes relate which is contained in such Pricing Supplement.

This Offering Circular is to be read in conjunction with all documents which are deemed to be incorporated herein by reference (see "Documents Deemed to be Incorporated by Reference" below). This Offering Circular shall, save as specified herein, be read and construed on the basis that such documents are so incorporated and form part of this Offering Circular.

None of the Dealers has separately verified the information contained herein. Accordingly, no representation, warranty or undertaking, express or implied, is made and no responsibility is accepted by any Dealer as to the accuracy or completeness of the information contained in this Offering Circular or any other information provided by the Issuer. None of the Dealers accepts any liability in relation to the information contained in this Offering Circular or any other information provided by the Issuer in connection with the Program.

No person has been authorized to give any information or to make any representation not contained in or consistent with this Offering Circular or any other information supplied in connection with the Program and, if given or made, such information or representation must not be relied upon as having been authorized by the Issuer, or any Dealer.

Neither this Offering Circular nor any other information supplied in connection with the Program: (i) is intended to provide the basis of any credit or other evaluation; or (ii) should be considered as a recommendation by the Issuer, or any Dealer that any recipient of this Offering Circular or any other information supplied in connection with the Program should purchase any Notes. Each investor contemplating purchasing any Notes should make its own independent investigation of the financial condition and affairs, and its own appraisal of the creditworthiness, of the Issuer. By purchasing any Note, each investor will be deemed to have represented that it has sufficient knowledge and experience and has taken such professional advice as it thinks necessary to make its own evaluation of the merits and risks involved in purchasing the Note and in making an investment of this type. Neither this Offering Circular nor any other information supplied in connection with the Program constitutes an offer or invitation by or on behalf of the Issuer, or any Dealer to any person to subscribe for or to purchase any Notes.

The delivery of this Offering Circular does not at any time imply that the information contained herein concerning the Issuer is correct at any time subsequent to the date hereof or that any other information supplied in connection with the Program is correct as of any time subsequent to the date indicated in the document containing such information. The Dealers expressly do not undertake to review the financial condition or affairs of the Issuer during the life of the Program. Investors should review, amongst other things, the most recent financial statements, if any, of the Issuer when deciding whether or not to purchase any Notes.

The distribution of this Offering Circular and the offer or sale of Notes may be restricted by law in certain jurisdictions. The Issuer and the Dealers do not represent that this document may be lawfully distributed, or that the Notes may be lawfully offered, in compliance with any applicable registration or other requirements in any such jurisdiction, or pursuant to an exemption available thereunder, nor assume any responsibility for facilitating any such distribution or offering. In particular, no action has been taken by the Issuer, or the Dealers which would permit a public offering of the Notes or distribution of this Offering Circular or any other offering material relating to the Program or the Notes issued thereunder in any jurisdiction where action for that purpose is required.

Accordingly, the Notes may not be offered or sold, directly or indirectly, and neither this Offering Circular nor any advertisement or other offering material relating to the Program or the Notes issued thereunder may be distributed or published in any jurisdiction, except in circumstances that will result in compliance with any applicable laws and regulations. Each Dealer has represented or, as the case may be, will be required to represent that all offers and sales by it will be made on the terms indicated above. Persons into whose possession this Offering Circular or any Notes come must inform themselves about, and observe, any applicable restrictions on the distribution of this Offering Circular and the offering and sale of the Notes in the United States, the United Kingdom, Hong Kong, Italy, Japan, The Netherlands, Austria and the Republic of Panama (see "Subscription and Sale and Transfer Restrictions" below).

The Notes may not be acquired or held by, or acquired with the assets of, any employee benefit plan subject to Title I of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any individual retirement account or plan subject to Section 4975 of the United States Internal Revenue Code of 1986, as amended (the "Code"), unless the purchase and holding of the Notes does not constitute a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code for which a statutory or administrative prohibited transaction exemption is not available. Purchasers of Notes on behalf of such plans or IRAs have exclusive responsibility for ensuring that their purchase and holding of the Notes does not constitute a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code for which an exemption is not available, and by the purchase of Notes they will be deemed to have represented that the foregoing condition has been and will be met. The Pricing Supplement relating to a particular Tranche of Notes may contain more information and reflect more particular limitations respecting Section 406 of ERISA or Section 4975 of the Code.

All references in this Offering Circular to: (i) "U.S. dollars", "U.S.$" and "$" refer to United States dollars; (ii) "Sterling" and "£" refer to pounds sterling; and (iii) "euro" refer to the currency introduced at the start of the third stage of European economic and monetary union pursuant to the Treaty establishing the European Community, as amended (the "Treaty"). All references in this Offering Circular to the "United States" refer, unless the context otherwise requires, to the United States of America, its territories and possessions.

Executed this 15th day November 2013

James R. Blackwell

J. R. Blackwell, Managing Member
SEQUOIA MANAGEMENT INFRASTRUCTURE SERIES 1, LLC

TABLE OF CONTENTS

SUMMARY OF THE OFFERING

This Offering Memorandum is a 142A, Regulation D Offering and a Regulation S offering as those terms are defined in the General Rules and Regulations of the 1933 United States Securities Act (the "Act").

Under this Medium Term Note Program (the "Program"), SEQUOIA MANAGEMENT INFRASTRUCTURE SERIES 1, LLC. (the ``Issuer"), subject to compliance with all relevant laws, regulations and directives, may from time to time issue Medium Term Notes (the ``Notes") denominated in any currency agreed by the Issuer and the relevant Dealer (as defined herein). The payment and delivery of all amounts due in respect of said Notes will be unconditionally and irrevocably guaranteed by the Issuer. The Notes shall bear interest at 5 ½ %.

The maximum aggregate nominal amount of all Notes from time to time outstanding will not exceed $200,000,000 (Two Hundred Million Dollars U.S.) (or its equivalent in other currencies calculated as described herein) subject to increase as provided herein. The Notes will be issued on a continuing basis to one or more of the Dealers appointed under the Program from time to time. References to the "**Relevant Dealer**" are references to the Dealer or Dealers with whom the Issuer has agreed or proposes to agree to the terms of an issue of Notes under the Program.

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SUMMARY OF OFFERING MEMORANDUM

The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this offering memorandum (this "Offering Memorandum"). Certain capitalized terms are used prior to being defined herein.

General

Issue Date...	November [15], 2013.
Issue Price	[100%]
Scheduled Maturity Date....................	The Interest Payment Date occurring in December, 2023, subject to the occurrence of any Early Redemption Event and any applicable extension. See "Description of the Notes" herein.
Notes	The Notes will be senior, unsecured notes issued by Sequoia Management Infrastructure Series 1, LLC (the "Issuer"), and a limited liability company organized under the laws of Delaware. The Notes will be issued substantially in the form of Exhibit A attached hereto. Any payment of interest on, and principal of, the Notes will be available solely from any such payments in respect of the Underlying Assets. See "Description of the Notes" herein.
Issuer..	The Issuer is a limited liability company organized under the laws of Delaware. See "The Issuer" herein.
Underlying Assets..............................	As more fully described herein, proceeds from the issuance of the Notes, net of any [structuring/placement fees] will be used by the Issuer to (a) purchase [$100,000,000.00] of medium-term debt obligations, credit-linked to strips of U.S. Treasury "AAA' rated bonds, issued by Sequoia Management Infrastructure Trust (the "Underlying Trust") (such obligations, the "Debt Obligations") and [$100,000,000.00] interests in Sequoia Management Infrastructure Fund 1, LLC (the "Underlying Fund"), a limited liability company organized under the laws of Delaware (the "Fund Interests", together with the Debt Obligations, the "Underlying Assets"). See "Description of the Debt Obligations" and "Description of the Underlying Fund Strategy," respectively, herein. Sequoia Management Infrastructure Trust (the "Underlying Trust") the "Debt Obligations") are U.S. Treasury "AAA' rated bonds.
Guarantee…………………………...	The Underlying Assets of the outstanding principal amount of this Note is guaranteed either by (i) a bond or other similar instrument issued by an insurance company with a rating by A.M. Best of not less than A+ (the "Guarantee"), or (ii) "Reg. 114 Trust" or "Collateral Trust") or a Collateralized Deed of Trust, or a Standby Letter of Credit (SBLC), or by an insurance entity agreement backed by a reinsurance company agreement with an A.M. Best rating of not less than rated "Investment Grade" by Standard & Poor's, Moody's or Fitch. The amounts due under the Guarantee or the Reinsurance, as applicable, shall be drawn down upon by the Trustee upon the occurrence of an Event of Default of the Underlying Assets that has not been waived or cured.

Interest Payments	Payments of the Interest Amount on the Notes will be available solely from any interest, dividends or other similar distributions paid by the Underlying Fund in respect of the Fund Interests. See "Description of the Notes – Interest Payments" herein.
Interest Amount	For each Interest Period, the Interest Amount on the Notes will be 5.50% per annum. See "Description of the Notes – Interest Payments" herein.
Interest Payment Dates	Subject to an Interest Adjustment Event, the third Business Day following the [15th] day of each [December], commencing on December 15, 2014.
Interest Period	Each period while the Notes are outstanding from and including one Interest Payment Date to but excluding the immediately following Interest Payment Date, provided that the initial Interest Period shall commence on the Issue Date and the final Interest Period shall terminate on the Scheduled Maturity Date.
Interest Adjustment Event	In the event that the Issuer is unable to pay an Interest Amount (a "Deferred Interest Amount") in respect of any Interest Payment Date, on the immediately following Interest Payment Date, the Issuer shall pay such Deferred Interest Amount together with the current Interest Amount then due and payable on such immediately following Interest Payment Date (the "Deferred Interest Payment Date"). In the event that the Issuer is unable to make payment of the Deferred Interest Amount and the scheduled Interest Amount (the "Second Deferred Interest Amount") on the Deferred Interest Payment Date, the Issuer shall be required to make a payment on or prior to the next succeeding Interest Payment Date (the "Second Deferred Interest Payment Date") in an amount equal to the sum of the Deferred Interest Amount plus the Second Deferred Interest Amount, plus, if such payment is made on the Second Deferred Interest Payment Date, the scheduled Interest Amount due and payable on such date. An Interest Payment Default shall occur in the event that the Issuer is unable to make a payment of any Interest Amount on any three (3) consecutive Interest Payment Dates. See "Description of the Notes – Interest Payments" herein.
Principal Amount	Payment of principal of the Notes (the "Principal Amount") will be available solely from the amount of principal paid by the Underlying Trust to the Issuer in respect of the Debt Obligations and any redemption proceeds or other residual distributions paid by the Underlying Fund in respect of the Fund Interests. The Issuer shall pay the Principal Amount on the [third Business Day following the Scheduled Maturity Date]. See "Description of the Notes – Principal Amount" herein.
Early Redemption at Issuer's Option	At any time prior to the Scheduled Maturity Date following the occurrence of an Early Redemption Event, the Issuer will redeem the Notes in whole (and not in part) in an amount equal to the Early Redemption Amount on such date as determined by the Issuer and notified in writing to the Noteholders (the "Early Redemption Date"). See "Description of the Notes – Early Redemption" herein.

Early Redemption Events	Interest Payment Default – Failure by the Issuer to make a payment of an Interest Amount on three (3) consecutive Interest Payment Dates. Underlying Asset Payment Default – Failure by the Underlying Trust to make any payment on the Debt Obligations when due and payable. Underlying Asset Redemption Event – Any redemption by the Underlying Trust or Underlying Fund of the Debt Obligations or Fund Interests, respectively, due to, without limitation, the exercise of any available redemption rights held by the Underlying Trust or Underlying Fund and any adverse tax consequences resulting in such redemptions. With respect to an Underlying Asset Payment Default or Underlying Asset Redemption Event (together, an "Underlying Early Redemption Event"), upon the occurrence of an event that, with the giving of notice or the lapse of time or both, would constitute an Underlying Early Redemption Event, the Scheduled Maturity Date shall be extended by such number of days equal to the applicable grace period in respect of the Debt Obligations or Fund Interests, as applicable, available to remedy such Underlying Early Redemption Event, plus one Business Day. See "Description of the Notes – Early Redemption" herein.
Early Redemption Amount.................	An amount determined by the Calculation Agent in its sole discretion equal to (a) the proceeds received by the Issuer from the sale or other disposition of the Underlying Assets (the "Redemption Value"), less (b) all costs, fees and expenses (collectively, the "Unwind Amount") incurred by the Issuer in such sale or other disposition of the Underlying Assets, as determined by the Calculation Agent in its sole discretion. For the avoidance of doubt, in no event shall the Early Redemption Amount be less than zero.
Calculation Agent	The Calculation Agent shall make all calculations and determinations in respect of the Notes in a good faith and commercially reasonable manner.
Business Days....................................	Any day other than a Saturday, Sunday or a day on which banks in New York City and London are authorized or required by law to close.
Use of Proceeds:…………………….	The net proceeds realized by the Company will be used to implement the Company's business plan and the Company's operational expenses.
Reports to Noteholders:………………	We intend to furnish our Noteholders annual reports containing audited financial statements. In addition, we plan to issue other appropriate reports to Noteholders at least semi-annually.
Subscription Period:………………….	The subscription period for the offering will Commence on November 15, 2013 and terminate on December 30, 2014 unless extended by the Company. The offering is for $200,000,000 in principal amount of Notes at 100% of par, for $200,000,000. The Company will not receive proceeds until the Bank Instruments and the Interest Payments from each tranche are deposited with Collateral Trustee.

DESCRIPTION OF THE UNDERLYING FUND STRATEGY

General

The Underlying Fund intends to invest in distressed securities of banks, Small Business Development Companies, Business Development Companies, thrifts and other financial institutions. These investments may include common and convertible preferred stock of the relevant institution and may also include the types of securities set forth below.

Mortgages and Real Estate Investment Trusts

Mortgage investments may offer attractive yields, income and safety compared to non-secured alternatives. The major risk associated with these investments is associated with prepayments. When interest rates are low, homeowners are more likely to refinance, reducing the life (and the interest payments) on their mortgages.

Real estate investment trusts ("REITs") are companies that own and most often actively manage income-generating commercial real estate. REITs provide ongoing dividend income along with the potential for long-term capital gains through share price appreciation, and can also serve as a tool for portfolio balancing and diversification. The Fund plans to pursue investments in both publicly and privately held REITs.

Senior Loans

A portion of the Underlying Fund's investments may consist of loans and participations therein originated by banks and other financial institutions, typically referred to as "bank loans." The Underlying Fund's investments may include loans of a type generally incurred by borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons.

Bank loans often contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on distribution payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans and other debt obligations to be acquired by the Underlying Fund are likely to be below investment grade.

The Underlying Fund may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The Underlying Fund may purchase bank loans and other debt obligations directly from the issuers as well as in the secondary transactions. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution, and in any event, the Underlying Fund may not be able unilaterally to enforce all rights and remedies under the loan and any associated collateral.

A participation interest in a portion of a debt obligation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Underlying Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Underlying Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes increase, new bank loans frequently adopt standardized documentation to facilitate loan trading which should improve market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, the limited universe of eligible purchasers and the private syndication of the loan, bank loans are not as easily purchased or sold as a publicly-traded security, and historically the trading volume in the bank loan market has been small relative to the high-yield debt market.

DESCRIPTION OF THE DEBT OBLIGATIONS

The Debt Obligations are unsubordinated, unsecured medium-term debt obligations, credit-linked to strips of U.S. Treasury "AAA' rated bonds, issued by Sequoia Management Infrastructure Trust (the Underlying Trust").

In the event that Sequoia Management Infrastructure Trust ("SMI TRUST") becomes insolvent, fails to make certain payments in respect of certain outstanding debt obligations or restructures its existing debt obligations. Investors are urged to read the Debt Prospectus in respect of the risks related to the payment of principal on the Debt Obligations upon the occurrence of certain SMI TRUST credit events.

The specific terms and conditions of the Note are set forth on Exhibit B to this Offering Memorandum.

FORWARD LOOKING STATEMENTS

This offering circular may contain certain forward-looking statements as defined under Section 21E of the Securities Exchange Act of 1934. Such statements include, but are not limited to, statements made throughout the Offering Circular. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as 'anticipate. 'target, 'expect', 'estimate, 'intend', 'plan', 'goal'. 'believe, or other words of similar meaning.

By their nature, forward-looking statements are inherently predictive, speculative and involve risk and uncertainty. There are a number of factors that could cause actual results and developments to differ materially from those expressed in or implied by such forward looking statements, including, the ability of the Company to maintain appropriate levels of insurance; and changes in the cost and availability of raw materials, key personnel and changes in supplier dynamics.

Other factors that could affect the business and the financial results are described below In "Risk Factors."

CERTAIN RESTRICTIONS

NOTICE TO INVESTORS

This offering circular does not constitute an offer to sell or a solicitation of an offer to buy the notes to any person in any jurisdiction where it is unlawful to make such an offer or solicitation.

The notes described in this Offering Circular have not been registered with, recommended by or approved by the Securities and Exchange Commission (the "SEC") or any other federal, state or foreign securities commission or regulatory authority, nor has the SEC or any such securities commission or authority passed upon the accuracy or adequacy of this Offering Circular. Any representation to the contrary is a criminal offense.

You should not construe the contents of this Offering Circular as investment, legal or tax advice. You should consult your counsel, accountant and other advisors as to legal, tax, business, financial and related aspects of a purchase of the notes. We are not, and the initial purchaser is not, making any representation to you regarding the legality of an investment in the notes by you under appropriate legal investment or similar laws.

In making an investment decision regarding the notes offered by this Offering Circular, you must rely on your own examination of our company and the terms of this offering, including, without limitation, the merits and risks involved. This offering is being made on the basis of this Offering Circular.

This offering is being made in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), for an offer and sale of the notes that does not involve a public offering. In making your purchase, you will be deemed to have made certain acknowledgements, representations and agreements as set forth under the caption "Transfer Restrictions" below.

This Offering Circular is being provided on a confidential basis (i) to ""qualified institutional buyers" as defined in Rule 144A under the Securities Act for informational use solely in connection with their consideration of the purchase of the notes and (ii) in offshore transactions complying with Rule 903 or Rule 904 of Regulation S under the Securities Act. Its use for any other purpose is not authorized. This Offering Circular may not be copied or reproduced in whole or in part, nor may it be distributed or any of its contents be disclosed to anyone other than the prospective investors to whom it is being provided.

The notes are subject to restrictions on transferability and resale and may not he transferred or resold except as permitted under the Securities Act and applicable state securities laws pursuant to registration or exemption there from. You should be aware that you may be required to bear the financial risk of this investment for an indefinite period of time.

The information contained in this Offering Circular has been furnished by us and other sources we believe to be reliable. No representation or warranty, express or implied, is made by the initial purchaser as to the accuracy or completeness of any of the information set forth in this Offering Circular, and nothing contained in this Offering Circular is or shall be relied upon as a promise or representation, whether as to the past or the future. This Offering Circular contains summaries, believed to be accurate, of some of the terms of specific documents, but reference is made to the actual documents for the complete information contained in those documents. All summaries are qualified in their entirety by this reference. Copies of those documents will be made available upon request to SEQUOIA MANAGEMENT INFRASTRUCTURE SERIES 1, LLC.

No person is authorized in connection with any offering made by this Offering Circular to give any information or to make any representation not contained in this Offering Circular and, if given or made, any other information or representation must not be relied upon as having been authorized by us or the initial purchaser . The information contained in this Offering Circular and incorporated by reference herein is as of the date of this Offering Circular or the date of the document incorporated by reference, as the case may be, and is subject to change without notice. Neither the delivery of this Offering Circular at any time nor any subsequent commitment to enter into any Financing shall, under any circumstances, create any implication that there has been no change in the information set forth in this Offering Circular or in our affairs since the date of this Offering Circular.

We reserve the right to withdraw this offering of the notes at any time and we and the initial issuer reserve the right to reject any commitment to subscribe for the notes in whole or in part and to allot to you less than the full amount of notes subscribed for by you.

The possession or distribution of this Offering Circular and the offer and sale of the notes may be restricted by law in some jurisdictions. Persons into whose possession this Offering Circular or any of the notes comes must inform themselves about, and observe any such restrictions.

THIS DOCUMENT MAY CONSTITUTE AN OFFERING OF A SECURITY OR INVESTMENT ONLY IN THOSE COUNTRIES, STATES, AND JURISDICTIONS WHERE THEY MAY BE LAWFULLY OFFERED FOR SALE AND THEREIN ONLY BY PERSONS PERMITTED TO SELL SUCH SECURITIES AND TO THOSE PERSONS TO WHOM THEY MAY BE LAWFULLY OFFERED FOR SALE.

NO SECURITIES AGENCY, AUTHORITY, COMMISSION OR SIMILAR REGULATORY AUTHORITY HAS REVIEWED THIS SECURITY OR HAS IN ANY WAY PASSED UPON THE MERITS OF THE SECURITIES OFFERED AND ANY REPRESENTATION TO THE CONTRARY IS AN OFFENCE.

THESE SECURITIES MAY CARRY A HIGH DEGREE OF RISK TO YOUR ORIGINAL INVESTMENT. THE INVESTMENT IN THESE SECURITIES WILL FLUCTUATE IN VALUE. THE CHANGES WILL OFTEN BE FOR REASONS BEYOND THE ISSUER'S CONTROL. THE ISSUE VALUE, PURCHASE PRICE AND REDEMPTION VALUE OF THESE SECURITIES MAY RISE AND FALL IN LINE WITH MOVEMENTS IN THE OVERALL VALUE OF THE UNDERLYING ASSETS AND PERFORMANCE OF THE ISSUER.

GENERAL RISKS ASSOCIATED WITH THESE SECURITIES INCLUDE ILLIQUIDITY, MARKET CONDITIONS, ECONOMIC FACTORS AND GOVERNMENT POLICIES THAT IMPACT ON THE ISSUER. OTHER FACTORS BEYOND THE ISSUER'S CONTROL ALSO HAVE THE POTENTIAL TO IMPACT ON THE VALUE AND ARE THEREFORE A RISK TO INVESTMENT IN THE SECURITIES.

THE VALUE OF YOUR CAPITAL CAN FALL BELOW THE ORIGINAL AMOUNT INVESTED. THE NOTES, THE NOTE AND THE GUARANTEE (COLLECTIVELY, THE "SECURITIES") HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 AND, SUBJECT TO CERTAIN EXCEPTIONS, MAY NOT BE OFFERED AND SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS. THE NOTES MAY BE OFFERED AND SOLD (A) WITHIN THE UNITED STATES TO QUALIFIED INSTITUTIONAL BUYERS (AS DEFINED IN RULE 144A

UNDER THE SECURITIES ACT ("RULE 144A") THAT ARE ALSO QUALIFIED PURCHASERS AS DEFINED IN SECTION 2(A) (51) OF THE U.S. INVESTMENT COMPANY ACT OF 1940 IN RELIANCE ON THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144A AND (B) TO CERTAIN PERSONS IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S UNDER THE SECURITIES ACT. THE ISSUER HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE USA INVESTMENT COMPANY ACT OF 1940. THESE SECURITIES MAY NOT QUALIFY TO BE LISTED ON ANY STOCK EXCHANGE. APPLICATION MAY OR MAY NOT BE MADE TO LIST THE NOTES ON THE SWX SWISS EXCHANGE, LUXEMBOURG STOCK EXCHANGE, ICELAND EXCHANGE, CAYMAN ISLANDS EXCHANGE. APPLICATION MAY OR MAY NOT BE MADE FOR RULE 144A NOTES (IF ANY) TO BE DESIGNATED AS ELIGIBLE FOR TRADING ON THE PORTAL MARKET OF THE NASDAQ STOCK MARKET, INC.

NASAA LEGEND:

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES MAY BE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER FEDERAL AND STATE SECURITIES LAWS. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

UNITED KINGDOM:

ISSUER, FISCAL AGENT, TRUSTEE, MANAGERS HAS NOT OFFERED OR SOLD AND, PRIOR TO THE EXPIRY OF THE PERIOD OF SIX MONTHS FROM THE ISSUE DATE OF THE NOTES, WILL NOT OFFER OR SELL ANY NOTES TO PERSONS IN THE UNITED KINGDOM EXCEPT TO PERSONS WHOSE ORDINARY ACTIVITIES INVOLVE THEM IN ACQUIRING, HOLDING, MANAGING OR DISPOSING OF INVESTMENTS (AS PRINCIPAL OR AGENT) FOR THE PURPOSES OF THEIR BUSINESSES OR OTHERWISE IN CIRCUMSTANCES WHICH HAVE NOT RESULTED AND WILL NOT RESULT IN AN OFFER TO THE PUBLIC IN THE UNITED KINGDOM WITHIN THE MEANING OF THE PUBLIC OFFERS OF SECURITIES REGULATIONS 1995; PUBLIC OFFERS OF SECURITIES REGULATIONS 1995 (AS AMENDED) WITH ALL APPLICABLE PROVISIONS OF THE FINANCIAL SERVICES AND MARKETS ACT 2000 WITH RESPECT TO ANYTHING DONE IN RELATION TO THE ISSUER NOTES IN, FROM OR OTHERWISE INVOLVING THE UNITED KINGDOM WILL NOT COMMUNICATE OR CAUSED TO BE COMMUNICATED AN INVITATION OR INDUCEMENT TO ENGAGE IN INVESTMENT ACTIVITIES (WITHIN THE MEANING OF SECTION 21 OF THE FINANCIAL SERVICES AND MARKETS ACT 2000) IN CONNECTION WITH THE ISSUE OF ISSUER NOTES IN CIRCUMSTANCES IN WHICH SECTION 21(1) OF THE FINANCIAL SERVICES AND MARKETS ACT 2000 DOES NOT APPLY TO THE ISSUER.

GERMANY:

ISSUER HAS REPRESENTED AND AGREED THAT NOTES HAVE NOT BEEN ANDWILL NOT BE OFFERED, SOLD OR PUBLICLY PROMOTED OR ADVERTISED IN THE FEDERAL REPUBLIC OF GERMANY OTHER THAN IN COMPLIANCE WITH THE GERMAN SECURITIES SELLING PROSPECTUS ACT (WERTPAPIERVERKAUFSPROSPEKTGESETZ) OF 13TH DECEMBER, 1990, AS AMENDED, OR ANY OTHER LAWS APPLICABLE IN THE FEDERAL REPUBLIC OF GERMANY.

NETHERLANDS:

NO NOTES WILL BE DIRECTLY OR INDIRECTLY, OFFERED OR SOLD AND WILL NOT, DIRECTLY OR INDIRECTLY, OFFER OR SELL IN THE NETHERLANDS, THE ISSUER NOTES OTHER THAN TO PERSONS WHO TRADE OR INVEST IN SECURITIES IN THE CONDUCT OF A PROFESSION OR BUSINESS (WHICH INCLUDES BANKS, STOCKBROKERS, INSURANCE COMPANIES, PENSION FUNDS, OTHER INSTITUTIONAL INVESTORS AND ®NANCE COMPANIES AND TREASURY DEPARTMENTS OF LARGE ENTERPRISES).

ITALY:

EACH MANAGER WILL REPRESENT AND AGREE THAT THE OFFERING OF THE ISSUER NOTES HAS NOT BEEN CLEARED BY CONSOB (THE ITALIAN SECURITIES EXCHANGE COMMISSION) PURSUANT TO ITALIAN SECURITIES LEGISLATION AND, ACCORDINGLY, NONE OF THE ISSUER NOTES MAY BE OFFERED, SOLD OR DELIVERED, NOR MAY COPIES OF THIS OFFERING CIRCULAR OR OF ANY OTHER DOCUMENT RELATING TO THE ISSUER NOTES BE DISTRIBUTED IN THE REPUBLIC OF ITALY.

RESTRICTIONS FOR THE UNITED STATES OF AMERICA:

THE NOTES HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S.SECURITIES ACT OF 1933, AS AMENDED (THE ``SECURITIES ACT") AND MAY NOT BE OFFERED, TRANSFERRED, PLEDGED, PURCHASED, SOLD AND OR DELIVERED WITHIN, TO, THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. CITIZENS, RESIDENTS, U.S. INCORPORATED ENTITIES, U.S. LIMITED PARTNERSHIPS, ANY U.S. FORM OF COLLECTIVE CREDIT FUNDS SCHEME EXCEPT AS DEFINED THE NOTES MAY BE OFFERED AND SOLD (A) WITHIN THE UNITED STATES TO QUALIFIED INSTITUTIONAL BUYERS (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") THAT ARE ALSO QUALIFIED PURCHASERS AS DEFINED IN SECTION 2(A) (51) OF THE U.S. INVESTMENT COMPANY ACT OF 1940 IN RELIANCE ON THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144A AND (B) TO CERTAIN PERSONS IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S UNDER THE SECURITIES ACT. THE ISSUER HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE USA INVESTMENT COMPANY ACT OF 1940.

NOTICE TO NEW HAMPSHIRE RESIDENTS ONLY:

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES WITH THE STATE OF NEW HAMPSHIRE NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT AN EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

NOTICE TO FLORIDA RESIDENTS ONLY:

EACH FLORIDA RESIDENT WHO SUBSCRIBES FOR THE PURCHASE OF SECURITIES HEREIN HAS THE RIGHT, PURSUANT TO SECTION 517.061(11) (A) (5) OF THE FLORIDA SECURITIES ACT, TO WITHDRAW HIS SUBSCRIPTION FOR THE PURCHASE AND RECEIVE A FULL REFUND ON ALL MONIES PAID WITHIN THREE BUSINESS DAYS AFTER THE EXECUTION OF THE SUBSCRIPTION AGREEMENT OR PAYMENT FOR THE PURCHASE HAS BEEN MADE, WHICHEVER IS LATER. WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FORTH IN THIS CONFIDENTIAL OFFERING MEMORANDUM INDICATING HIS, HER, OR ITS INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY TELEPHONE TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

NOTICE TO NEW JERSEY RESIDENTS ONLY:

THIS OFFERING IS MADE IN RELIANCE UPON NEW JERSEY STATE SECURITIES STATUTES. THE NAMES, ADDRESSES, AND NUMBER OF SHARES AND AMOUNT PAID WILL BE FILED WITH THE STATE OF NEW JERSEY WITHIN 30 DAYS OF THE CLOSE OF THIS OFFERING. THE ATTORNEY GENERAL OF THE STATE OF NEW JERSEY HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY FILING OF THIS OFFERING DOCUMENT WITH THE BUREAU OF SECURITIES DOES NOT CONSTITUTE APPROVAL OF THE ISSUE OR THE SALE THEREOF BY THE BUREAU OF SECURITIES OR THE DEPARTMENT OF LAW AND PUBLIC SAFETY OF THE STATE OF NEW JERSEY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

NOTICE TO NEVADA RESIDENTS ONLY:

PURSUANT TO SECTION 207(M) OF THE NEVADA SECURITIES ACT OF 1972, "EACH PERSON WHO ACCEPTS AN OFFER TO PURCHASE SECURITIES EXEMPTED FROM REGISTRATION BY SECTION 209(D), DIRECTLY FROM THE ISSUER OR AFFILIATE OF THE ISSUER, SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF ANY), OR ANY OTHER PERSON WITHIN 2 BUSINESS DAYS AFTER THE ISSUER RECEIVES A SIGNED SUBSCRIPTION AGREEMENT." TO ACCOMPLISH THIS WITHDRAWAL, THE COMPANY RECOMMENDS THAT A SUBSCRIBER SEND A LETTER OR TELEGRAM INDICATING HIS OR HER INTENTION TO WITHDRAW TO THE COMPANY AT THE ADDRESS OF THE COMPANY SET FORTH IN THIS MEMORANDUM. SUCH A LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IF A SUBSCRIBER ELECTS TO SEND SUCH A LETTER, IT IS PRUDENT TO SEND IT BY CERTIFIED OR REGISTERED MAIL AND RETURN RECEIPT REQUESTED, TO INSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT WAS MAILED. SHOULD A SUBSCRIBER MAKE THIS REQUEST ORALLY, THE COMPANY RECOMMENDS THAT HE/SHE/IT REQUEST A WRITTEN CONFIRMATION FROM THE COMPANY THAT THE REQUEST HAS BEEN RECEIVED WITHIN THE PRESCRIBED TIME.

NOTICE TO CONNECTICUT RESIDENTS ONLY:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 36-485 OF THE CONNECTICUT UNIFORM SECURITIES ACT AND THEREFORE CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER SUCH ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE BANKING COMMISSIONER OF THE STATE OF CONNECTICUT NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

NOTICE TO NEW YORK RESIDENTS ONLY:

THIS OFFERING MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THE OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

NOTICE TO COLORADO RESIDENTS ONLY:

THIS INFORMATION IS DISTRIBUTED PURSUANT TO AN EXEMPTION FOR SMALL OFFERINGS UNDER THE RULES OF THE COLORADO SECURITIES DIVISION. THE SECURITIES DIVISION HAS NEITHER REVIEWED NOR APPROVED ITS FORM OR CONTENT. THE SECURITIES DESCRIBED MAY ONLY BE PURCHASED BY ACCREDITED INVESTORS IN THE STATE OF COLORADO AS DEFINED BY RULE 506 OF THE SECURITIES ACT.

NOTICE TO OKLAHOMA RESIDENTS ONLY:

THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE OKLAHOMA SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE OKLAHOMA SECRETARY OF STATE OR WITH THE SECURITIES AND EXCHANGE COMMISSION. NEITHER THE SECRETARY OF STATE NOR THE SECURITIES AND EXCHANGE COMMISSION HAS PASSED UPON THE VALUE OF THESE SECURITIES, NOR HAS APPROVED OR DISAPPROVED OF THIS OFFERING. THE SECRETARY OF STATE DOES NOT RECOMMENDS THE PURCHASE OF THESE OR ANY OTHER SECURITIES. THERE IS NO ESTABLISHED MARKET FOR THESE SECURITIES AND THERE MAY NOT BE ANY MARKET FOR THESE SECURITIES IN THE FUTURE. THE SUBSCRIPTION PRICE OF THE SECURITIES HAS BEEN ARBITRARILY DETERMINED BY THE ISSUER AND MAY NOT BE AN ACCURATE INDICATION OF THE ACTUAL VALUE OF THE SECURITIES. THE PURCHASER OF THESE SECURITIES MUST MEET CERTAIN SUITABILITY STANDARDS AND MUST BE ABLE TO BEAR AN ENTIRE LOSS OF HIS OR HER INVESTMENT. THESE SECURITIES MAY NOT BE TRANSFERRED FOR A PERIOD OF ONE YEAR EXCEPT IN A TRANSACTION THAT IS EXEMPT UNDER THE OKLAHOMA SECURITIES ACT OR IN A TRANSACTION THAT IS IN COMPLIANCE WITH THE OKLAHOMA SECURITIES ACT.

NOTICE TO CALIFORNIA RESIDENTS ONLY:

ANY OFFER OR SALE OF A SECURITY IN A TRANSACTION (OTHER THAN AN OFFER OR SALE TO A PENSION OR PROFIT SHARING TRUST OF THE ISSUER) WHICH MEETS EACH OF THE FOLLOWING CRITERIA: SALES ARE NOT MADE TO MORE THAN 35 PERSONS (EXCLUDING ANY OFFICER, DIRECTOR, OR AFFILIATE OF THE ISSUER AND ANY PURCHASER WHO THE COMMISSIONER DESIGNATES BY RULE); ALL PERSONS (NOT INCLUDING THOSE PURCHASERS DESCRIBED BELOW WHICH ARE EXCLUDED FROM THE COUNT OF 35) MUST EITHER HAVE A PRE-EXISTING RELATIONSHIP WITH THE OFFEROR OR ANY OF ITS PARTNERS, OFFICERS, DIRECTORS, OR CONTROLLING PERSONS, OR BY REASON OF THEIR BUSINESS OR FINANCIAL EXPERIENCE OR THE BUSINESS OR FINANCIAL EXPERIENCE OF THEIR PROFESSIONAL ADVISORS WHO ARE UNAFFILIATED WITH AND WHO ARE NOT COMPENSATED BY THE ISSUER OR ANY AFFILIATE OR SELLING AGENT OF THE ISSUER, COULD BE REASONABLY ASSUMED TO HAVE THE CAPACITY TO PROTECT THEIR OWN INTERESTS IN CONNECTION WITH THE TRANSACTION. THE PURCHASER MUST REPRESENT THAT HE IS PURCHASING FOR HIS OWN ACCOUNT (OR A TRUST ACCOUNT IF HE IS A TRUSTEE) AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH THE OFFER AND SALE OF THE SECURITY; AND NO ADVERTISING IS USED IN CONNECTION WITH THE OFFER AND SALE OF THE SECURITY. A NOTICE, CONSENT TO SERVICE OF PROCESS, AND A FILING FEE MUST BE FILED WITH THE COMMISSIONER NO LATER THAN 15 CALENDAR DAYS AFTER THE FIRST SALE OF A SECURITY IN THIS STATE. IF IN CONNECTION WITH THE TRANSACTION THE ISSUER IS FILING A NOTICE WITH THE SEC PURSUANT TO SECTION 4(6) OR REGULATION D, THE NOTICE TO CALIFORNIA MAY BE A COPY OF THE FORM FIRST FILED PURSUANT TO SECTION 4(6) OR REGULATION D. OTHERWISE, THE NOTICE SHALL BE IN THE FORM SPECIFIED IN RULE 260.102.14 OF THE CALIFORNIA CODE. NO NOTICE IS REQUIRED IF NONE OF THE SECURITIES ARE PURCHASED.

NOTICE TO DELAWARE RESIDENTS ONLY:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE DELAWARE UNIFORM SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

DURING THE COURSE OF THE OFFERING AND PRIOR TO ANY SALE, EACH PROSPECTIVE INVESTOR WILL BE GIVEN AN OPPORTUNITY TO ASK QUESTIONS OF, AND RECEIVE ANSWERS FROM, MANAGEMENT OF THE COMPANY CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING AND TO OBTAIN ANY ADDITIONAL INFORMATION, TO THE EXTENT THE COMPANY POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORTS OR EXPENSE, NECESSARY TO VERIFY THE ACCURACY OF THE INFORMATION CONTAINED IN THIS MEMORANDUM. IF YOU HAVE ANY QUESTIONS WHATSOEVER REGARDING THIS OFFERING, OR DESIRE ANY ADDITIONAL INFORMATION OR DOCUMENTS TO VERIFY OR SUPPLEMENT THE INFORMATION CONTAINED IN THIS MEMORANDUM, PLEASE WRITE OR CALL:

SEQUOIA MANAGEMENT INFRASTRUCTURE SERIES 1, LLC
4440 PGA Blvd, Suite 600,
Palm Beach Gardens, FL 33410
Telephone: 561-225-6458

Subject to the following sentence, the Issuer may from time to time issue Notes denominated in any currency (including, without limitation, Australian dollars, Canadian dollars, Danish Kroner, euro, Hong Kong dollars, New Zealand dollars, Sterling, Swedish kronor, Swiss francs, United States dollars and Japanese yen). Each issue of Notes denominated in a currency in respect of which particular laws, guidelines, regulations, restrictions or reporting requirements apply will only be issued in circumstances which comply with such laws, guidelines, regulations, restrictions or reporting requirements from time to time (see "Subscription and Sale and Transfer Restrictions" below).

The applicable terms of any Notes will be agreed between the Issuer and the relevant Dealer prior to the issue of the Notes and will be set out in the Terms and Conditions of the Notes incorporated in, or incorporated by reference into, the Notes, as modified and supplemented by the applicable Pricing Supplement attached to, or incorporated in, such Notes, as more fully described under "Form of the Notes" below.

For the purpose of calculating the U.S. dollar equivalent of the aggregate nominal amount of Notes issued under the Program from time to time:

(a) the U.S. dollar equivalent of Notes denominated in another Specified Currency (as described under "Form of the Notes" on page 9) shall be determined, at the discretion of the Issuer, as of the date of agreement to issue such Notes (the "**Agreement Date**") or on the preceding day on which commercial banks and foreign exchange markets are open for business in London, in each case on the basis of the spot

rate for the sale of the U.S. dollar against the purchase of the relevant Specified Currency in the London foreign exchange market quoted by any leading bank selected by the Issuer on such date;

(b) the U.S. dollar equivalent of Dual Currency Notes, Indexed Notes and Partly Paid Notes (each as described under "Form of the Notes" on page 9) shall be calculated in the manner specified above by reference to the original nominal amount of such Notes (in the case of Partly Paid Notes, regardless of the subscription price paid); and

(c) The U.S. dollar equivalent of Zero Coupon Notes (as described under "Form of the Notes" on page 8) and other Notes issued at a discount or premium shall be calculated in the manner specified above by reference to the net proceeds received by the Issuer for the relevant issue.

Issues of Notes denominated in Sterling shall comply with all applicable laws and regulations (as amended from time to time) of United Kingdom authorities, including without limitation Article 9 of the Financial Services and Markets Act 2000 (Regulated Activities) Order 2001 (Sums received in consideration for the issue of debt securities). In addition, issues of Notes having a maturity of less than one year from the date of issue will, if the proceeds of the issue are accepted in the United Kingdom, constitute deposits for the purposes of the prohibition on accepting deposits contained in Section 19 of the Financial Services and Markets Act 2000 (the "**FSMA**") unless they are issued to a limited class of professional investors and have a denomination of at least £100,000 or its equivalent (see "Subscription and Sale and Transfer Restrictions" below).

The minimum denomination of each Note with a maturity of not more than 120 months from the date of issue will be US$1,000 and any amount in excess thereof that is a whole multiple of US$1,000.00 or its equivalent in other Specified Currencies at the date of issue.

Public issues of Notes denominated in Swiss francs or carrying a Swiss franc related element with a maturity of more than one year (other than Notes privately placed with a single investor with no publicity) will be effected in compliance with the relevant regulations of the Swiss National Bank based on article 7 of the Federal Law on Banks and Savings Banks of 1934 (as amended) and article 15 of the Federal Law on Stock Exchanges and Securities Trading of March 24, 1995 in connection with article 2, paragraph 2 of the Ordinance of the Federal Banking Commission on Stock Exchanges and Securities Trading of December 2, 1996. Under the said regulations, the relevant Dealer or, in the case of a syndicated issue, the lead manager must be a bank domiciled in Switzerland (which includes branches or subsidiaries of a foreign bank located in Switzerland) (the "**Swiss Dealer**") or a securities dealer duly licensed by the Swiss Federal Banking Commission pursuant to the Federal Law on Stock Exchanges and Securities Trading of March 24, 1995. The Swiss Dealer must report certain details of the relevant transaction to the Swiss National Bank no later than the relevant issue date for such a transaction.

The Notes will have such maturities as may be agreed between the Issuer and the relevant Dealer and as indicated in the applicable Pricing Supplement, subject to such minimum or maximum maturities as may be allowed or required from time to time by the relevant central bank (or equivalent body) or any laws or regulations applicable to the Issuer or the relevant Specified Currency (as defined in "Form of the Notes" below). At the date of this Offering Circular, the minimum maturity of all Notes is 120 months.

Subject to the following sentence, the Issuer may from time to time issue Notes denominated in any currency (including, without limitation, Australian dollars, Canadian dollars, Danish Kroner, euro, Hong Kong dollars, New Zealand dollars, Sterling, Swedish kronor, Swiss francs, United States dollars and Japanese yen). Each issue of Notes denominated in a currency in respect of which particular laws, guidelines, regulations, restrictions or reporting requirements apply will only be issued in circumstances which comply with such laws, guidelines, regulations, restrictions or reporting requirements from time to time (see "Subscription and Sale and Transfer Restrictions" below).

The applicable terms of any Notes will be agreed between the Issuer and the relevant Dealer prior to the issue of the Notes and will be set out in the Terms and Conditions of the Notes incorporated in, or incorporated by reference into, the Notes, as modified and supplemented by the applicable Pricing Supplement attached to, or incorporated in, such Notes, as more fully described under "Form of the Notes" below.

For the purpose of calculating the U.S. dollar equivalent of the aggregate nominal amount of Notes issued under the Program from time to time:
(a) the U.S. dollar equivalent of Notes denominated in another Specified Currency (as described under "Form of the Notes" on page 9) shall be determined, at the discretion of the Issuer, as of the date of agreement to issue such Notes (the "**Agreement Date**") or on the preceding day on which commercial banks and foreign exchange markets are open for business in London, in each case on the basis of the spot rate for the sale of the U.S. dollar against the purchase of the relevant Specified Currency in the London foreign exchange market quoted by any leading bank selected by the Issuer on such date;
(b) the U.S. dollar equivalent of Dual Currency Notes, Indexed Notes and Partly Paid Notes (each as described under "Form of the Notes" on page 9) shall be calculated in the manner specified above by reference to the original nominal amount of such Notes (in the case of Partly Paid Notes, regardless of the subscription price paid); and
(c) The U.S. dollar equivalent of Zero Coupon Notes (as described under "Form of the Notes" on page 8) and other Notes issued at a discount or premium shall be calculated in the manner specified above by reference to the net proceeds received by the Issuer for the relevant issue.
Issues of Notes denominated in Sterling shall comply with all applicable laws and regulations (as amended from time to time) of United Kingdom authorities, including without limitation Article 9 of the Financial Services and Markets Act 2000 (Regulated Activities) Order 2001 (Sums received in consideration for the issue of debt securities). In addition, issues of Notes having a maturity of less than one year from the date of issue will, if the proceeds of the issue are accepted in the United Kingdom, constitute deposits for the purposes of the prohibition on accepting deposits contained in Section 19 of the Financial Services and Markets Act 2000 (the "**FSMA**") unless they are issued to a limited class of professional investors and have a denomination of at least £100,000 or its equivalent (see "Subscription and Sale and Transfer Restrictions" below).

The minimum denomination of each Note with a maturity of not more than 120 months from the date of issue will be US$1,000 and any amount in excess thereof that is a whole multiple of US$1,000.00 or its equivalent in other Specified Currencies at the date of issue.

Public issues of Notes denominated in Swiss francs or carrying a Swiss franc related element with a maturity of more than one year (other than Notes privately placed with a single investor with no publicity) will be effected in compliance with the relevant regulations of the Swiss National Bank based on article 7 of the Federal Law on Banks and Savings Banks of 1934 (as amended) and article 15 of the Federal Law on Stock Exchanges and Securities Trading of March 24, 1995 in connection with article 2, paragraph 2 of the Ordinance of the Federal Banking Commission on Stock Exchanges and Securities Trading of December 2, 1996. Under the said regulations, the relevant Dealer or, in the case of a syndicated issue, the lead manager must be a bank domiciled in Switzerland (which includes branches or subsidiaries of a foreign bank located in Switzerland) (the "**Swiss Dealer**") or a securities dealer duly licensed by the Swiss Federal Banking Commission pursuant to the Federal Law on Stock Exchanges and Securities Trading of March 24, 1995. The Swiss Dealer must report certain details of the relevant transaction to the Swiss National Bank no later than the relevant issue date for such a transaction.

The Notes will have such maturities as may be agreed between the Issuer and the relevant Dealer and as indicated in the applicable Pricing Supplement, subject to such minimum or maximum maturities as may be allowed or required from time to time by the relevant central bank (or equivalent body) or any laws or regulations applicable to the Issuer or the relevant Specified Currency (as defined in "Form of the Notes" below). At the date of this Offering Circular, the minimum maturity of all Notes is 120 months.

Market value of the Notes

The market value of an issue of Notes will be affected by a number of factors independent of the creditworthiness of the Issuer including, but not limited to:
(i) the value and volatility of any applicable reference obligation or related derivatives;
(ii) where any applicable reference obligation or related derivative is/are equity securities, the dividend rate on the security and the financial results and prospects of the issuer of each security;
(iii) market interest and yield rates; and
(iv) the time remaining to any redemption date or the maturity date.
In addition, the value of any applicable reference obligation or related derivatives may depend on a number of interrelated factors, such as economic, financial and political events in one or more jurisdictions, including factors affecting capital markets generally and the stock exchange(s) on which any applicable reference obligation or related derivatives may be traded. The price at which a Noteholder will be able to sell any Notes prior to maturity may be at a discount, which could be substantial, to the market value of such Notes on the issue date, if, at such time, the market price of the applicable reference obligation or related derivatives is below, equal to or not sufficiently above the market price of the applicable currency, commodity, security or related derivatives on the issue date. The historical market prices of any applicable reference obligation or related derivatives should not be taken as an indication of such applicable reference obligation or related derivative's future performance during the term of any Note.

Calculation Agent

If so specified in the applicable Pricing Supplement, the Calculation Agent may be the Issuer, and therefore potential conflicts of interest may exist between the Calculation Agent and the Noteholders, including with respect to certain determinations and judgments that the Calculation Agent may make pursuant to the Conditions, which may influence the amount receivable upon redemption of the Notes.

DEPOSITORY PROCEDURES:

The following description of the operations and procedures of DTC is provided solely as a matter of convenience. These operations and procedures are solely within the control of the respective settlement systems and are subject to changes by them. We take no responsibility for these operations and procedures and urge investors to contact the system or their participants directly to discuss these matters.

DTC has advised us that DTC is a limited-purpose trust company organized under the laws of the State of New York, a ""banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a ""clearing corporation" within the meaning of the Uniform Commercial Code and a ""clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations (collectively, the ""participants") and to facilitate the clearance and settlement of transactions in those securities between participants through electronic book-entry changes in accounts of its participants. The participants include securities brokers and dealers (including the initial purchaser), banks, trust companies, clearing corporations and

certain other organizations. Access to DTC's system is also available to other entities such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly (collectively, the ""indirect participants"). Persons who are not participants may beneficially own securities held by or on behalf of DTC only through the participants or the indirect participants. The ownership interests in, and transfers of ownership interests in, each security held by or on behalf of DTC are recorded on the records of the participants and indirect participants.

DTC has also advised us that, pursuant to procedures established by it:

1 Upon deposit of the Global Notes, DTC will credit the accounts of participants designated by the initial purchaser with portions of the principal amount of the Global Notes; and
2 Ownership of these interests in the Global Notes will be shown on, and the transfer of ownership of these interests will be effected only through, records maintained by DTC (with respect to the participants) or by the participants and the indirect participants (with respect to other owners of beneficial interests in the Global Notes i.e.; Euroclear).

Investors in the Global Notes who are participants in DTC's system may hold their interests therein directly through DTC. Investors in the Global Notes who are not participants may hold their interests therein indirectly through organizations which are participants in such system. All interests in a Global Note may be subject to the procedures and requirements of DTC. The laws of some states require that certain Persons take physical delivery in definitive form of securities that they own. Consequently, the ability to transfer beneficial interests in a Global Note to such Persons will be limited to that extent. Because DTC can act only on behalf of participants, which in turn act on behalf of indirect participants, the ability of a Person having beneficial interests in a Global Note to pledge such interests to Persons that do not participate in the DTC system, or otherwise take actions in respect of such interests, may be affected by the lack of a physical certificate evidencing such interests.

Except as described below, owners of an interest in the Global Notes will not have Notes registered in their names, will not receive physical delivery of Notes in certificated form and will not be considered the registered owners or ""Holders" thereof under the Indenture for any purpose.

Payments in respect of the principal of, and interest and premium and additional interest, if any, on a Global Note registered in the name of DTC or its nominee will be payable to DTC in its capacity as the registered Holder under the Indenture. Under the terms of the Indenture, the Issuers and the Trustee will treat the Persons in whose names the Notes, including the Global Notes, are registered as the owners of the Notes for the purpose of receiving payments and for all other purposes. Consequently, neither the Issuers, the Trustee nor any agent of the Issuers or the Trustee has or will have any responsibility or liability for:

1 Any aspect of DTC's records or any participant's or indirect participant's records relating to or payments made on account of beneficial ownership interests in the Global Notes or for maintaining, supervising or reviewing any of DTC's records or any participant's or indirect participant's records relating to the beneficial ownership interests in the Global Notes; or
2 Any other matter relating to the actions and practices of DTC or any of its participants or indirect participants.

DTC has advised us that its current practice, upon receipt of any payment in respect of securities such as the Notes (including principal and interest), is to credit the accounts of the relevant participants with the payment on the payment date unless DTC has reason to believe it will not receive payment on such payment date. Each relevant participant is credited with an amount proportionate to its beneficial ownership of an interest in the principal amount of the relevant security as shown on the records of DTC.

Payments by the participants and the indirect participants to the beneficial owners of Notes will be governed by standing instructions and customary practices and will be the responsibility of the participants or the indirect participants and will not be the responsibility of DTC, the Trustee or the Issuers. The Issuers will be liable for any delay by DTC or any of its participants in identifying the beneficial owners of the Notes, and the Issuers and the may conclusively rely on and will be protected in relying on instructions from DTC or its nominee for all purposes.

Subject to the transfer restrictions set forth under ""Transfer Restrictions", transfers between participants in DTC will be effected in accordance with DTC's procedures, and will be settled in same-day funds.

DTC has advised the Issuers that it will take any action permitted to be taken by a Holder of Notes only at the direction of one or more participants to whose account DTC has credited the interests in the Global Notes and only in respect of such portion of the aggregate principal amount of the Notes as to which such participant or participants has or have given such direction. However, if there is an Event of Default under the Notes, DTC reserves the right to exchange the Global Notes for legend Notes in certificated form, and to distribute such Notes to its participants.

Although DTC has agreed to the foregoing procedures in order to facilitate transfers of interests in the Global Notes among participants, it is under no obligation to perform such procedures, and such procedures may be discontinued or changed at any time. Neither the Issuers nor the Trustee nor any of their respective agents will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

BOOK-ENTRY, DELIVERY AND FORM:

The Notes are being offered and sold to qualified institutional buyers in reliance on Rule 144A (""Rule 144A Notes"). After the initial offering the Notes also may be offered and sold in offshore transactions in reliance on Regulation S (""Regulation S Notes"). Following the initial distribution of Rule 144A, such Notes may be transferred to certain institutional ""accredited investors" in the secondary market (""IAI Notes"). Except as set forth below, the Notes will be issued in and registered with Euroclear and DTCC in minimum denominations of $10,000,000 and integral multiples of $10,000,000 in excess of $10,000,000. Notes will be issued at the closing of this offering

The Note, in registered certificated form (a "Certificated Note") will only be issued after the expiration of the period through and including the 7th day after the later of the commencement and the closing of this offering (the ""Distribution Compliance Period") and then only (1) in the case of an exchange, in compliance with the requirements described under; Rule 144A, Regulation S, The Notes will be deposited upon issuance with the custodian for The Depository Trust Company (""DTC"), in New York, New York, and registered in the name of DTC or its nominee such as **Euroclear**, in each case for credit to an account of a direct or indirect participant in DTC.

Except as set forth below, the Notes may be transferred, in whole and not in part, only to another nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the Notes may not be exchanged for Notes in certificated form except in the limited circumstances described below. See ""Ì" Exchange of Notes for Certificated Notes". Except in the limited circumstances described below, owners of beneficial interests in the Notes will not be entitled to receive physical delivery of Notes in certificated form.

Rule 144A Notes (including beneficial interests in the Rule 144A Notes) will be subject to certain restrictions on transfer and will bear a restrictive legend as described under ""Transfer Restrictions". Regulation S Notes and IAI Notes will also be subject to certain restrictions on transfer and will also bear the legend as described under ""Transfer Restrictions". In addition, transfers of beneficial interests in the Notes will be subject to the applicable rules and procedures of DTC/Euroclear and its direct or indirect participants, which may change from time to time.

TRANSFER RESTRICTION LEGEND:
"THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR ITS SUBSIDIARIES, OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

FORM OF THE NOTES

The Notes will be in registered form.

Unless otherwise provided with respect to a particular Series of Registered Notes, the Registered Notes of each Tranche of such Series offered and sold in reliance on Rule 506, a Global Note which will be deposited with a custodian for, and registered in the name of a nominee of DTC for the accounts of Euroclear and Clearstream, Luxembourg prior to expiry of the Distribution Compliance Period applicable to each Tranche of Notes. Registered Notes of each Tranche of such Series may only be offered and sold in the United States or to U.S. persons in private transactions: (i) to QIBs; or (ii) to Institutional Accredited Investors who agree to purchase the Notes for their own account and not with a view to the distribution thereof.

Persons holding beneficial interests in the Notes will be entitled or required, as the case may be, under the circumstances described below, to receive physical delivery of definitive Notes in fully registered form.

The Registered Notes of each Tranche sold to Qualified Institutional Buyers ("QIBs") will be represented by a Restricted Global Note which will be deposited with a custodian for, and registered in the name of a nominee of, DTC. The Registered Notes of each Tranche sold to Institutional Accredited Investors will be in definitive form, registered in the name of the holder thereof. The Restricted Global Note and the Registered Notes in definitive form issued to Institutional Accredited Investors will be subject to certain restrictions on transfer set forth therein and will bear a legend regarding such restrictions.

Payments of the principal of, and interest (if any) on, or the payment and/or delivery of any Securities Amount (as defined in Condition 6(a)(iii)) in respect of, the Registered Global Notes will be made to the nominee of DTC as the registered holder of the Registered Global Notes. None of the Issuer, the Agent, any Paying Agent or the Registrar will have any responsibility or liability for any aspect of the records relating to or payments or deliveries made on account of beneficial ownership interests in the Registered Global Notes or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Payments of principal of, or the payment and/or delivery of any Securities Amount in respect of, the Registered Notes will be made to the persons shown on the Register at the close of business on the business day immediately prior to the relevant payment or delivery date. Payments of interest on the Registered Notes will be made on the relevant payment date to the person in whose name such Notes are registered on the Record Date (as defined in Condition 6(b)) immediately preceding such payment date.

Pursuant to the Note Issuance Agreement, the Agent shall arrange that, where a further Tranche of Notes is issued, the Notes of such Tranche shall be assigned (where applicable) a CUSIP number, and, CINS number, common code and ISIN which are different from the CUSIP number, CINS number, common code and ISIN assigned to Notes of any other Tranche of the same Series until at least expiry of the Distribution Compliance Period applicable to such Tranche. The end of such period and, as the case may be, the CUSIP number, CINS number, common code and ISIN thereafter applicable to the Notes of the relevant Series will be notified by the Agent to the relevant Dealer.

All global Notes and definitive Notes will be issued pursuant to the Note Issuance Agreement.

No beneficial owner of an interest in a Registered Global Note will be able to exchange or transfer that interest, except in accordance with the applicable procedures of Euroclear and Clearstream, Luxembourg, in each case, to the extent applicable.

The Pricing Supplement relating to each Tranche of Notes will contain such of the following information as is applicable in respect of such Notes (all references to numbered Conditions being to the Terms and Conditions of the relevant Notes).

SEQUOIA MANAGEMENT INFRASTRUCTURE SERIES 1, LLC
Issue of [$200,000,000]

[SEQUOIA MANAGEMENT INFRASTRUCTURE SERIES 1, LLC 5 ½ %] issued pursuant to the U.S.$200,000,000 Note Issuance Program with the Underlying Assets of the outstanding principal amount of this Note is guaranteed either by (i) a bond or other similar instrument issued by an insurance company with a rating by A.M. Best of not less than A+ (the Guarantee"), or (ii) "Reg. 114 Trust" or "Collateral Trust") or a Collateralized Deed of Trust, or a Standby Letter of Credit (SBLC), or by an insurance entity agreement backed by a reinsurance company agreement with an A.M. Best rating of not less than rated "Investment Grade" by Standard & Poor's,

Moody's or Fitch. The amounts due under the Guarantee or the Reinsurance, as applicable, shall be drawn down upon by the Trustee upon the occurrence of an Event of Default of the Underlying Assets that has not been waived or cured.

This document constitutes the Pricing Supplement relating to the issue of Notes described herein.

Terms used herein shall be deemed to be defined as such for the purposes of the Conditions set forth in the Offering Circular dated November 15, 2013. This Pricing Supplement must be read in conjunction with such Offering Circular.

1. Name of the Issuer;

2. The Series number;

3. Notes are in registered form;

4. Whether Notes will initially be represented by a Restricted Global Note and/or a Reg. S Global Note and/or definitive Registered Notes and, in each case, the initial aggregate nominal amount which each such global Note will represent and/or of definitive Registered Notes to be issued;

5. The currency in which the Notes are denominated and, in the case of Dual Currency Notes (as defined below), the currency or currencies in which payments in respect of the Notes are to be made (each a **"Specified Currency"**);

6. The aggregate nominal amount of the Notes to be issued;

7. The interest and/or payment basis (the **"Interest/Payment Basis"**) of the Notes, which may be one or more of the following:
(a) Notes bearing interest on a fixed rate basis (**"Fixed Rate Notes"**);

8. The date on which the Notes will be issued (the **"Issue Date"**);

9. The denomination(s) of such Notes in definitive form (each a **"Specified Denomination"**)

10. The price at which the Notes will be issued (the **"Issue Price"**);

11. In the case of interest-bearing Notes, the date from which such Notes bear interest (the **"Interest Commencement Date"**) which may or may not be the Issue Date;

12. The date on which the Notes (unless previously redeemed or purchased and cancelled) will be redeemed (the **"Maturity Date"**);

13. The rate of interest earned on the Notes and the interest payment commencement date

14. Redemption of the Notes and the amount at which each Note will be redeemed on the Maturity Date (the **"Final Redemption Amount"**),

15. Early Redemption amount, not applicable

16. The applicable definition of "**Payment Business Day**" (for the purpose of Condition 5) if different from that set out in Condition 6(c);

17. Redenomination; not applicable

18. Exchange of Notes and Transfer of Registered Notes;

19. Additional Restrictions;

20. Any additional selling restrictions which are required;

21. The method of distribution of the Notes (syndicated or non-syndicated) including, if syndicated, the names of the managers and, if non-syndicated, the identity of the relevant Dealer and, in either case whether the assumption that the managers/relevant Dealer are/is purchasing the Notes as principal (and not as agent) requires variation;

22. Dealers; Identification of the Dealers and or Arranger for the Notes;

23. Details of the relevant stabilizing manager, if any;

24. The relevant Euroclear and Clearstream, Luxembourg common code and the relevant ISIN and, where applicable, the relevant CUSIP and CINS numbers;

25. Details of any additional or alternative clearing system approved by the Issuer, and the Agent

27. Details of whether or not the Notes are to be listed on any stock exchange or stock exchanges.

Where applicable the Pricing Supplement will contain an acknowledgement of responsibility for the information contained in it by the Issuer.

If the Pricing Supplement applicable to a Tranche of Notes specifies any modification to the Terms and Conditions of that Tranche of Notes as described herein, it is envisaged that, to the extent that such modifications relate only to Conditions 1, 5, 6, 7 (except Condition 7(b)), 11, 12, 13, 14, 15 (insofar as Notes are not listed on any stock exchange) and 17, they will not necessitate the preparation of a supplementary Offering Circular. If the Terms and Conditions of the Notes of any Series are to be modified in any other respect, a supplementary Offering Circular or a further Offering Circular describing the modifications will be prepared, if appropriate.

TERMS AND CONDITIONS OF THE NOTES

The following are the terms and conditions of the Notes (the "**Terms and Conditions**") which will be incorporated by reference into each global Note and which will be endorsed on or attached to (or, if agreed between the Issuer and the relevant Dealer, incorporated by reference into) each definitive Note. The applicable Pricing Supplement in relation to any Notes supplements the following Terms and Conditions and may specify other terms and conditions which shall, to the extent so specified or to the extent inconsistent with the following Terms and Conditions, replace or modify the following Terms and Conditions for the purpose of such Notes. The applicable Pricing Supplement will be incorporated into, or attached to the Registered Global Note and definitive Note. Reference should be made to "Form of the Notes" above for a description of the content of Pricing Supplements which will include the definitions of certain terms used in the following Terms and Conditions.

This Note is one of a series of Notes issued by SEQUOIA MANAGEMENT INFRASTRUCTURE SERIES 1, LLC (the "**Issuer**") pursuant to, and with the benefit of, an amended and restated Note Issuance Resolution dated November 15, 2013 (the "**Note Issuance Agreement**"), as may be amended or supplemented from time to time and made between, inter alios, the Issuer, and **Quicksilver Stock Transfer, LLC** ("**QUICKSILVER** "), a Nevada transfer agent, with its principal office at 6623 Las Vegas Blvd. South #255, Las Vegas, Nevada 89119, as issuing and principal paying agent and bank agent (the "**Agent**", which expression shall include any successor agent, the other paying agents named therein (together with the Agent, the "**Paying Agents**", which expression shall include any additional or successor paying agents). Quicksilver Stock Transfer, LLC is also hereby designated as registrar (the "**Registrar**", which expression shall include any successor registrar); and the transfer agents named therein (the "**Transfer Agents**", which expression shall include any additional or successor transfer agents), as may be further amended and/or supplemented from time to time.

References herein to the "**Notes**" shall be references to the Notes of this Series (as defined below) and shall mean: (i) in relation to any Notes represented by a global Note, units of the lowest Specified Denomination in the Specified Currency; (ii) definitive Registered Notes; and (iv) any global Note. Any reference herein to Coupons or coupons shall, unless the context otherwise requires, be deemed to include a reference to Talons or talons. Registered Notes and global Notes do not have Receipts or Coupons attached on issue.

The Pricing Supplement for this Note is attached hereto or (to the extent relevant) incorporated herein and supplements these Terms and Conditions and may specify other terms and conditions which shall, to the extent so specified or to the extent inconsistent with these Terms and Conditions, replace or modify these Terms and Conditions for the purposes of this Note. References herein to the "**applicable Pricing Supplement**" are to the Pricing Supplement attached hereto or incorporated herein.

As used herein, "**Noteholders**" means holders of the Notes (save that, in relation to any Notes represented by a global Note, such expression shall be construed as provided below), "**Receiptholders**" means holders of the Receipts, "**Couponholders**" means holders of the Coupons, "**Tranche**" means all Notes with the same Issue Date and which are the subject of the same Pricing Supplement and "**Series**" means a Tranche of Notes together with any further Tranche or Tranches of Notes which are: (i) expressed to be consolidated and form a single series; and (ii) are identical in all respects (including as to listing) except for their respective Issue Dates, Interest Commencement Dates and/or Issue Prices.

Copies of the Note Issuance Agreement, and the Pricing Supplement applicable to the Notes are available at the specified office of each of the Paying Agents, the Registrar and the Transfer Agents save that a Pricing Supplement relating to a Note not listed on any stock exchange will only be available for inspection by the relevant Dealer specified in the applicable Pricing Supplement, the Registrar, any Paying Agent or any Transfer Agent and, upon proof satisfactory to the Registrar or the relevant Paying Agent or Transfer Agent, as the case may be, as to identity, by the holder of any Note to which such Pricing Supplement relates. The Noteholders, the Receiptholders and the Couponholders are deemed to have notice of, and are entitled to the benefit of, all the provisions of the Note Issuance Agreement and the applicable Pricing Supplement which are binding on them.

Words and expressions defined in the Note Issuance Agreement or used in the applicable Pricing Supplement shall have the same meanings where used in these Terms and Conditions unless the context otherwise requires or unless otherwise stated and provided that, in the event of inconsistency between the Note Issuance Agreement and the applicable Pricing Supplement, the applicable Pricing Supplement will prevail.

INTEREST

(a) **Interest on Fixed Rate Notes**
Each Fixed Rate Note bears interest on its nominal amount (or, if it is a Partly Paid Note, the amount paid up) from (and including) the Interest Commencement Date at the rate(s) per annum equal to the Fixed Rate(s) of Interest so specified, payable in arrear on the Fixed Interest Date(s) in each year and on the Maturity Date so specified if that does not fall on a Fixed Interest Date.

The first payment of interest will be made on the Fixed Interest Date next following the Interest Commencement Date and, if the first anniversary of the Interest Commencement Date is not a Fixed Interest Date; will amount to the Initial Broken Amount.

If the Maturity Date is not a Fixed Interest Date, interest from (and including) the preceding Fixed Interest Date (or the Interest Commencement Date, as the case may be) to (but excluding) the Maturity Date will amount to the Final Broken Amount.

If interest is required to be calculated for a period ending other than on a Fixed Interest Date, such interest shall be calculated by applying the Fixed Rate of Interest to each Specified Denomination, multiplying such sum by the applicable Day Count Fraction, and rounding the resultant figure to the nearest sub-unit of the relevant Specified Currency, half of any such sub-unit being rounded upwards or otherwise in accordance with applicable market convention.

"Day Count Fraction" means, in respect of the calculation of an amount of interest in accordance with this Condition (a):

(i) if "Actual/Actual (ISMA)" is specified in the applicable Pricing Supplement:
(a) in the case of Notes where the number of days in the relevant period from (and including) the most recent Determination Date (or, if none, the Interest Commencement Date) to (but excluding) the relevant payment date (the **"Accrual Period"**) is equal to or shorter than the Determination Period during which the Accrual Period ends, the number of days in such Accrual Period divided by the product of (1) the number of days in such Determination Period and (2) the number of Determination Dates that would occur in one calendar year; or

(b) in the case of Notes where the Accrual Period is longer than the Determination Period during which the Accrual Period ends, the sum of:
(1) the number of days in such Accrual Period falling in the Determination Period in which the Accrual Period begins divided by the product of (x) the number of days in such Determination Period and (y) the number of Determination Dates that would occur in one calendar year; and
(2) the number of days in such Accrual Period falling in the next Determination Period divided by the product of (x) the number of days in such Determination Period and (y) the number of Determination Dates that would occur in one calendar year; and
(ii) if "30/360" is specified in the applicable Pricing Supplement, the number of days in the period from (and including) the most recent Fixed Interest Date (or, if none, the Interest Commencement Date) to (but

excluding) the relevant payment date (such number of days being calculated on the basis of 12 30-day months) divided by 360.

In these Terms and Conditions:

"**Determination Period**" means each period from (and including) a Determination Date to (but excluding) the next Determination Date (including, where either the Interest Commencement Date or the final Fixed Interest Date is not a Determination Date, the period commencing on the first Determination Date prior to, and ending on the first Determination Date falling after, such date); and"**sub-unit**" means, with respect to any currency other than euro, the lowest amount of such currency that is available as legal tender in the country of such currency and, with respect to euro, one cent.

RISK FACTORS

The purchase of certain Notes may involve substantial risks and is suitable only for investors who have the knowledge and experience in financial and business matters necessary to enable them to evaluate the risks and the merits of an investment in the Notes. The following section does not describe all of the risks and investment considerations (including those relating to each prospective investor's particular circumstances) with respect to an investment in the Notes. Prior to making an investment decision, prospective investors should consider carefully, in light of their own financial circumstances and investment objectives,(i) all the information set forth in this Offering Circular and, in particular, the considerations set forth below and (ii) all the information set forth in the applicable Pricing Supplement. Prospective investors should consult their own financial and legal advisors as to the risk and investment considerations arising from an investment in an issue of Notes, the appropriate resources to analyze such investment (in particular, to evaluate the sensitivity of such investment to changes in economic conditions, interest rates, exchange rates or other indices, and other factors which may have a bearing on the merits and risk of an investment), and the suitability of such investment to such investor's particular circumstances. Investors in such Notes should have knowledge of and access to appropriate analytical resources to analyze quantitatively the effect (or value) of any redemption or certain other features of such Notes, and the resulting impact upon the value of such Notes. Words and expressions defined or used in "Terms and Conditions of the Notes" shall have the same meaning in this section.

Market value of the Notes

The market value of an issue of Notes will be affected by a number of factors independent of the creditworthiness of the Issuer including, but not limited to:

(i) the value and volatility of any applicable reference obligation or related derivatives;

(ii) in the case of credit-linked Notes, the creditworthiness of the specified entity or entities;

(iii) where any applicable reference obligation or related derivative is/are equity securities, the dividend rate on the security and the financial results and prospects of the issuer of each security;

(iv) market interest and yield rates; and

(v) the time remaining to any redemption date or the maturity date.

In addition, the value of any applicable reference obligation or related derivatives may depend on a number of interrelated factors, such as economic, financial and political events in one or more jurisdictions, including factors affecting capital markets generally and the stock exchange(s) on which any applicable reference obligation or related derivatives may be traded. The price at which a Noteholder will be able to sell any Notes prior to maturity may be at a discount, which could be substantial, to the market value of such Notes on the issue date, if, at such time, the market price of the applicable reference obligation or related derivatives is below, equal to or not sufficiently above the market price of the applicable currency, commodity, security or related derivatives on the issue date. The historical market prices of any applicable reference obligation or related derivatives should not be taken as an indication of such applicable reference obligation or related derivative's future performance during the term of any Note.

Calculation Agent

If so specified in the applicable Pricing Supplement, the Calculation Agent may be the Issuer, and therefore potential conflicts of interest may exist between the Calculation Agent and the Note holders, including with respect to certain determinations and judgments that the Calculation Agent may make pursuant to the Conditions, which may influence the amount receivable upon redemption of the Notes.

OUR OPERATING RESULTS AND FINANCIAL CONDITION COULD BE HARMED IF THE MARKETS INTO WHICH WE SELL OUR "PROJECT DEVELOPMENTS" DECLINE OR DO NOT GROW AS ANTICIPATED.

Visibility into our markets is limited. Our sales and operating results will be highly dependent on the volume and timing of orders received, which are difficult to forecast. In addition, our revenues and earnings forecast for future quarters are often based on the expected seasonality or cyclicality of our markets. However, the markets we serve do not always experience the seasonality or cyclicality that we expect. Any decline in our customers' markets or in general economic conditions would likely result in a reduction in demand for our "PROJECT DEVELOPMENTS" and services. Also, if our customers' markets decline, we may not be able to collect on outstanding amounts due to us. Such decline could harm our consolidated financial position, results of operations, cash flows and stock price, and could limit our ability to sustain profitability. Also, in such an environment, pricing pressures could intensify. Since a significant portion of our operating expenses is relatively fixed in nature due to sales, research and development and project development costs, if we were unable to respond quickly enough these pricing pressures could further reduce our gross margins. Finally, we may be required to secure additional debt or equity financing at some time in the future, and we cannot assure you that such financing will be available on acceptable terms when required. If our corporate credit rating is downgraded, we could be required to pay a higher interest rate for future borrowing needs and we may have stricter terms.

The actions we are taking to focus our organization on our core businesses may cause disruption and increase expenses, which may affect our results of operations or financial condition.

DEPENDENCE ON CONTRACT PROJECT DEVELOPMENT AND OUTSOURCING OTHER PORTIONS OF OUR PROJECT DEVELOPMENT CHAIN MAY ADVERSELY AFFECT OUR ABILITY TO BRING "PROJECT DEVELOPMENTS" TO MARKET AND DAMAGE OUR REPUTATION.

As part of our efforts to keep our operations streamlined, we will outsource the Company's project development of its meters and attendant monitoring equipment. If our contract manufacturers fail to perform their obligations in a timely manner or at satisfactory quality levels, our ability to bring "PROJECT DEVELOPMENTS" to market and our reputation could suffer. For example, during a market upturn, our contract manufacturers may be unable to meet our demand requirements, which may preclude us from fulfilling our customers' orders on a timely basis. The ability of these manufacturers to perform is largely outside of our control.

FUTURE CHANGES IN FINANCIAL ACCOUNTING STANDARDS MAY ADVERSELY AFFECT OUR REPORTED RESULTS OF OPERATIONS.

A change in accounting standards can have a significant effect on our reported results. New accounting pronouncements and varying interpretations of accounting pronouncements have occurred and may occur in the future. These new accounting pronouncements may adversely affect our reported financial results.

OUR INCOME MAY SUFFER IF OUR PROJECT DEVELOPMENT CAPACITY DOES NOT MATCH OUR DEMAND.

Because we cannot immediately adapt our development capacity and related cost structures to rapidly changing market conditions, when demand does not meet our expectations, our development capacity will likely exceed our development requirements. If, during a general market upturn or an upturn in one of our segments, we cannot increase our project development capacity to meet project development demand, we will not be able to fulfill orders in a timely manner. This inability could materially and adversely limit our ability to improve our results. By contrast, if during an economic downturn we had excess project development capacity, then our fixed costs associated with excess project development capacity would adversely affect our income.

ECONOMIC, POLITICAL AND OTHER RISKS ASSOCIATED WITH INTERNATIONAL MARKETS AND OPERATIONS COULD ADVERSELY AFFECT OUR RESULTS OF OPERATIONS.

Because we plan to structural our "Project Developments "worldwide, our business will be subject to risks associated with doing business internationally. We anticipate that revenue from international operations will continue to represent a portion of our total revenue. In addition, many of our employees, job functions and project development facilities will be located outside the U.S. Accordingly, our future results could be harmed by a variety of factors, including:

• changes in foreign currency exchange rates;
• changes in a specific country's or region's political, economic or other conditions;
• trade protection measures and import or export licensing requirements;
• negative consequences from changes in tax laws;
• difficulty in staffing and managing widespread operations;
• differing labor regulations;
• differing protection of intellectual property;
• unexpected changes in regulatory requirements; and
• geopolitical turmoil, including terrorism and war.

OUR BUSINESS WILL SUFFER IF WE ARE NOT ABLE TO RETAIN AND HIRE KEY PERSONNEL.

Our future success depends partly on the continued service of our key research, engineering, sales, marketing, project development, executive and administrative personnel.

If we fail to retain and hire a sufficient number of these personnel, we will not be able to maintain or expand our business. We believe our pay levels will be very competitive within the regions that we operate. However, there are also intense competition for certain highly technical specialties in geographic areas where we plan to recruit, and it may become more difficult to retain our key employees.

OUR FUTURE ACQUISITIONS, STRATEGIC ALLIANCES, JOINT VENTURES AND DIVESTITURES MAY RESULT IN FINANCIAL RESULTS THAT ARE DIFFERENT THAN EXPECTED.

In the normal course of business, we will engage in discussions with third parties relating to possible acquisitions, strategic alliances, joint ventures and divestitures, and generally expect to complete several transactions per year. As a result of such transactions, our financial results may differ from the investment community's expectations in a given quarter, or over the long term. In addition, acquisitions and strategic alliances may require us to integrate a different company culture, management team and business infrastructure. We may have difficulty developing, and marketing the "Project Developments" of a newly acquired company in a way that enhances the performance of our combined businesses or product lines to realize the value from expected synergies. Depending on the size and complexity of an acquisition, our successful integration of the entity depends on a variety of factors, including:

- the retention of key employees;
- the management of facilities and employees in different geographic areas;
- the retention of key customers;
- the compatibility of our sales programs and facilities within those of the acquired company; and
- the compatibility of our existing infrastructure with that of an acquired company.

OUR BUSINESSES ARE SUBJECT TO VARIOUS SIGNIFICANT INTERNATIONAL, FEDERAL, STATE AND LOCAL REGULATIONS.

These regulations are complex, change frequently and have tended to become more stringent over time. We may be required to incur significant expenses to comply with these regulations or to remedy violations of these regulations. Any failure by us to comply with applicable government regulations could result in product recalls or impositions of fines and restrictions on our ability to carry on or expand our operations. In addition, because many of our "PROJECT DEVELOPMENTS" are regulated or sold into regulated industries, we must comply with additional regulations in marketing our "PROJECT DEVELOPMENTS".

Our "PROJECT DEVELOPMENTS" and operations are also often subject to the rules of industrial standards bodies, like the International Standards Organization, as well as regulation by other agencies such as the U.S. Federal Communications Commission. If we fail to adequately address any of these regulations, our businesses could be harmed.

WE ARE SUBJECT TO LAWS AND REGULATIONS GOVERNING GOVERNMENT CONTRACTS, AND FAILURE TO ADDRESS THESE LAWS AND REGULATIONS OR COMPLY WITH GOVERNMENT CONTRACTS COULD HARM OUR BUSINESS BY LEADING TO A REDUCTION IN REVENUE ASSOCIATED WITH THESE CUSTOMERS.

We have agreements relating to the sale of our "PROJECT DEVELOPMENTS" to companies regulated by government entities and, as a result, we are subject to various statutes and regulations that apply to companies doing business with the government. The laws governing these types of contracts differ from the laws governing private contracts. For example, many government contracts contain pricing terms and conditions that are not applicable to private contracts. We are also subject to investigation for compliance with the regulations governing government contracts. A failure to comply with these regulations might result in suspension of these contracts, or administrative penalties.

THIRD PARTIES MAY CLAIM THAT WE ARE INFRINGING THEIR INTELLECTUAL PROPERTY, AND WE COULD SUFFER SIGNIFICANT LITIGATION OR LICENSING EXPENSES OR BE PREVENTED FROM SELLING "PROJECT DEVELOPMENTS".

While we do not believe that any of our "PROJECT DEVELOPMENTS" infringe the valid intellectual property rights of third parties, we may be unaware of intellectual property rights of others that may cover some of our technology, "PROJECT DEVELOPMENTS" or services. Any litigation regarding patents or other intellectual property could be costly and time-consuming and could divert our management and key personnel from our business operations. The complexity of the technology involved and the uncertainty of intellectual property litigation increase these risks. Claims of intellectual property infringement might also require us to enter into costly license agreements. However, we may not be able to obtain license agreements on terms acceptable to us, or at all. We also may be subject to significant damages or injunctions against development and sale of certain of our "PROJECT DEVELOPMENTS".

WE MAY RELY ON LICENSES OF INTELLECTUAL PROPERTY USEFUL FOR OUR BUSINESSES.

We cannot ensure that these licenses will be available in the future on favorable terms or at all. In addition, our position with respect to the negotiation of licenses has changed as a result of our agreement to divest our semiconductor "PROJECT DEVELOPMENTS" business. In the past, we benefited from a substantial intellectual property portfolio, including the intellectual property that is being sold to the buyer of our semiconductor "PROJECT DEVELOPMENTS" business, when asserting counterclaims and negotiating cross-licenses with third parties. Our divestiture agreement gives us only a limited ability to sublicense the semiconductor "PROJECT DEVELOPMENTS" intellectual property portfolio. Accordingly, we may be unable to obtain agreements on terms as favorable as we may have been able to obtain if we could have licensed the intellectual property portfolio we owned prior to the divestiture agreement.

THIRD PARTIES MAY INFRINGE OUR INTELLECTUAL PROPERTY, AND WE MAY EXPEND SIGNIFICANT RESOURCES ENFORCING OUR RIGHTS OR SUFFER COMPETITIVE INJURY.

Our success depends in large part on our proprietary technology. We rely on a combination of patents, copyrights, trademarks, trade secrets, confidentiality provisions and licensing arrangements to establish and protect our proprietary rights. If we fail to successfully enforce our intellectual property rights, our competitive position could suffer, which could harm our operating results.

OUR PENDING PATENT AND TRADEMARK REGISTRATION APPLICATIONS MAY NOT BE ALLOWED, OR COMPETITORS MAY CHALLENGE THE VALIDITY OR SCOPE OF OUR PATENTS, COPYRIGHTS OR TRADEMARKS. IN ADDITION, OUR PATENTS MAY NOT PROVIDE US A SIGNIFICANT COMPETITIVE ADVANTAGE.

We may be required to spend significant resources to monitor and police our intellectual property rights. We may not be able to detect infringement and our competitive position may be harmed before we do so. In addition, competitors may design around our intellectual property rights or develop competing technologies. Intellectual property rights and our ability to enforce them may also be unavailable or limited in some foreign countries, which could make it easier for competitors to capture market share and result in lost revenues. Furthermore, some intellectual property rights are licensed to other companies, allowing them to compete with us using that intellectual property.

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USE OF PROCEEDS

Issuer: SEQUOIA MANAGEMENT INFRASTRUCTURE SERIES 1, LLC, a Delaware corporation

Total Amount of Offering: U.S. $ 200,000,000

Interest Rate: 5 ½% Fixed

Term: 10 Years

Structure and Use of Funds

The Underlying Assets of the outstanding principal amount of this Note is guaranteed either by (i) a bond or other similar instrument issued by an insurance company with a rating by A.M. Best of not less than A+ (the Guarantee"), or (ii) "Reg. 114 Trust" or "Collateral Trust") or a Collateralized Deed of Trust, or a Standby Letter of Credit (SBLC), or by an insurance entity agreement backed by a reinsurance company agreement with an A.M. Best rating of not less than rated "Investment Grade" by Standard & Poor's, Moody's or Fitch. The amounts due under the Guarantee or the Reinsurance, as applicable, shall be drawn down upon by the Trustee upon the occurrence of an Event of Default of the Underlying Assets that has not been waived or cured.

In addition, sufficient funds to cover the first two years of interest earned on the SEQUOIA MANAGEMENT Notes shall be held by the Trustee and then transferred to the Paying Agent who will make all interest payments to the purchaser of the Notes when due. The balance of funds will then be released to the Issuer.

The funds will be used the following way:

1) Fifty-five Percent (55%) shall be used to secure US Treasuries coupon bonds issued by Sequoia Management Infrastructure Fund 1, LLC.
2) Thirteen Percent (13%) of the funds shall be deposited with the Collateral Trustee to cover the first two years of interest earned on the instrument from each Tranche sold.
3) Twenty-Nine Percent (29%) will be used by the Company to cover the operational costs of the Company and the implementation of the Company's business plan.
4) Three Percent (3%) will be used by the Company to cover the costs related to the issuance of the Notes.

DOCUMENTS INCORPORATED BY REFERENCE

The following documents are incorporated by reference (1) The Issuer's Articles of Incorporation (2) The Issuers By-Laws (3) A copy of the Company's Current Business Plan (3) A copy the Company's Pro Forma Financial Projections. (4) Any and all reports required of the Company under Rule 144A. Copies of these documents may be obtained by telephoning the Issuer at 561-225-6458 between the hours of 9:00 a.m. and 5:00 p.m. Pacific Time on any day on which the Palm Beach Gardens, Florida office of the issuer is open for business. In addition these documents may be found by going to Company's website www.Sequoia Managementcorp.com and downloading them.

The Issuer is not subject to the reporting requirements of the Securities Exchange Act of 1934 and does not file reports and other information statements with the Securities and Exchange Commission except for Form D upon the sale of these notes.

PLAN OF DISTRIBUTION

The Notes will be offered and sold by the Company only to persons who are "Accredited Investors" as defined in Rule 144 A, Regulation D, Rule 506 and Regulation S.

LIMITED OFFERING

The Medium Term Notes (the "Notes") offered by this Limited Offering Prospectus have not been registered under the Securities Act of 1933, as amended, nor under any state securities law, in reliance upon exemptions for transactions not involving a public offering, transactions exclusively with accredited investors, and transactions not involving offers or sales in the United States. Sales of Notes will be made to any number of U. S. Persons who are accredited investors who meet suitability standards established by the Company. See "Requirements for Purchasers."

Regulation D, adopted by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), is designed to provide a safe harbor exemption for limited offers and sales of securities. This limited offering is designed to comply with Section 4(6) of the Securities Act, Regulation S adopted thereunder, and Rule 506 of Regulation D, which, among other things, provide that:

(a) The purchaser of Notes must be an "accredited investor" as defined in Regulation D; and either alone or with his purchaser representative(s) has such knowledge and experience in financial and business matters that he is considered capable of evaluating the merits and risks of the prospective investment.

(b) The purchaser must be purchasing for his own account and not with a view to resale or distribution of the Notes.

Written representations will be made to the Company concerning each of the above matters and certain other relevant information. Any document representing ownership of Notes will contain a legend preventing its transfer in the absence of regulation or applicable exemptions. Certain suitability standards have been adopted by the Company which must be met by a prospective purchaser in order that the purchaser is eligible to purchase Notes.

TAX ASPECTS

UNITED STATES TAXATION

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following general discussion summarizes certain material U.S. federal income tax aspects of the acquisition, ownership, and disposition of the Notes by beneficial owners of the Notes. This discussion is a summary for general information only and does not consider all aspects of U.S. federal income taxation that may be relevant to the purchase, ownership, and disposition of the Notes by a prospective investor in light of his or her personal circumstances. This discussion is generally limited to the U.S. federal income

tax consequences to holders that are beneficial owners of the Notes and that hold the Notes as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "**Internal Revenue Code**"). This discussion does not address the potential application of the alternative minimum tax or the U.S. federal income tax consequences to investors subject to special treatment under the U.S. federal income tax laws, such as dealers in securities or foreign currency, taxpayers that have elected mark-to-market accounting, tax-exempt entities or private foundations, banks, thrifts, insurance companies, persons that hold the Notes as part of a "straddle", a "hedge", a "conversion transaction", a "constructive sale", or as part of any other integrated investment, persons that have a "functional currency" other than the U.S. dollar, certain United States expatriates or former long-term residents of the United States, partnerships or other pass-through entities and holders of interests in partnerships or other pass-through entities that hold the Notes. In addition, the discussion is generally limited to the tax consequences to initial holders and does not consider any special rules that may apply if the holder receives principal in installment payments or if the Note is called before the maturity date. This discussion also does not take into consideration any U.S. federal income tax implications if (i) the Issuer consolidates or merges with or into any other company, or sells, leases or conveys all or substantially all of its assets to any company, or (ii) a successor company succeeds the Issuer as the issuer of the Notes. Finally, it does not describe any tax consequences arising out of the tax laws of any state, local or foreign jurisdiction or any possible applicability of U.S. federal gift or estate taxation.

This summary is based upon the Internal Revenue Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions. All of the foregoing is subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

Persons considering the purchase of Notes should consult their own tax advisors concerning the application of U.S. federal income tax laws, as well as the laws of any state, local or foreign taxing jurisdiction to their particular situations.

Special considerations relevant to the U.S. federal income taxation of payments on Notes denominated in a currency other than the U.S. dollar or indexed to changes in foreign currency exchange rates ("**Foreign Currency Notes**") are discussed separately below under the heading "Foreign Currency Notes". Special considerations relevant to the U.S. federal income taxation of payments on Notes the interest or principal of which is indexed to property other than foreign currency and which is not a variable rate debt instrument (discussed under the heading "Variable Rate Notes") are discussed separately below under the headings "Indexed Notes" and "Contingent Instruments". Except for the section entitled "Contingent Instruments" the discussion below assumes that the Notes will be treated as debt of the Issuer for U.S. federal income tax purposes. However, it is possible that some contingent payment arrangements would not be treated as debt for U.S. federal income tax purposes. Holders should consult their own tax advisors with respect to whether any contingent payment obligations constitute indebtedness for U.S. federal income tax purposes.

U.S. Holders

The following discussion is limited to the U.S. federal income tax consequences relevant to a holder of a Note that is a beneficial owner of a Note that is (i) a citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal tax purposes) organized under the laws of the United States or any political subdivision thereof or therein, or (iii) an estate, the income of which is subject to U.S. federal income tax regardless of the source, or (iv) a trust, if a court within the U.S. is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust ("**U.S. Holder**").

Stated Interest; Original Issue Discount

Except as set forth below, interest on a Note will be taxable to a U.S. Holder as ordinary interest income at the time it accrues or is received in accordance with such holder's method of accounting for tax purposes. U.S. Holders of Notes that bear original issue discount ("**OID**") and that mature more than one year from the date of issuance will generally be required to include OID in income as it accrues in advance of the receipt of cash attributable to such income, whether such Holder uses the cash or accrual method of accounting. In 1994, the Internal Revenue Service (the "**Service**") issued final OID regulations (the "**OID Regulations**"), followed by additional OID regulations in 1996 which include an anti-abuse rule. The anti-abuse rule provides that, if a principal purpose in structuring a debt instrument or engaging in a transaction is to achieve a result that is unreasonable in light of the applicable statutes, the Commissioner of Internal Revenue can apply or depart from the OID Regulations as necessary or appropriate to achieve a reasonable result. Although the Issuer and the Guarantor do not believe that the Notes will be structured with such a principal purpose, there can be no assurance that the Service will agree with such position.

Subject to a statutory *de minimis* exception, the amount of OID, if any, on a Note is the excess of its "stated redemption price at maturity" over its "issue price". For this purpose, *de minimis* OID is OID that is less than ¼ of 1 per cent of the stated redemption price at maturity multiplied by the number of complete years to its maturity from the issue date. If the amount of OID is *de minimis*, it is deemed to be zero.
Generally, the issue price of a Note will be the first price at which a substantial part of the Notes was sold to the public for money (excluding sales to bond houses, brokers or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers). A U.S. Holder may elect in certain circumstances to decrease the issue price, and the stated redemption price at maturity, by the amount of pre-issuance accrued interest and offset such pre-issuance accrued interest against an equal amount of stated interest payable on the first interest payment date.

A Note's stated redemption price at maturity includes all payments required to be made over the term of the Note other than the payment of "qualified stated interest" which is defined as interest that is unconditionally payable in cash or property (other than debt instruments of the issuer) at least annually at a single fixed rate or, in the circumstances described below, a qualified floating rate or objective rate on a variable rate note. Qualified stated interest will be taxable to a U.S. Holder at the time it accrues or is received in accordance with such holder's method of accounting for tax purposes. If a debt instrument provides for alternate payment schedules upon the occurrence of one or more contingencies, which provides for payments the timing and amount of which are known as of the issue date, the yield and maturity of the debt instrument are computed based on a single payment schedule if, based on all the facts and circumstances as of the issue date, that schedule is significantly more likely than not to occur. If no one payment schedule is significantly more likely than not to occur, the rules for contingent payment debt obligations described below under the heading "Indexed Notes" will apply. However, if a debt instrument provides for one or more alternative payment schedules, but all possible payment schedules under the terms of the instrument result in the same fixed yield, that yield is the yield of the instrument.

Interest is considered unconditionally payable only if reasonable legal remedies exist to compel timely payment or the debt instrument otherwise provides terms and conditions that make the likelihood of late payment (other than a late payment within a reasonable grace period) or non-payment a remote contingency. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between stated interest payments. Thus, if the interval between payments varies

during the term of the instrument, the value of the fixed rate on which payment is based generally must be adjusted to reflect a compounding assumption consistent with the length of the interval preceding the payment.

A U.S. Holder (whether on the cash or accrual method of accounting) must include in income the sum of the daily portions of OID for each day of the taxable year on which the U.S. Holder held the Note. The daily portions of OID are determined by determining the OID attributable to each accrual period and allocating a ratable portion of such amount to each day in the accrual period. The accrual period may be any length and may vary in length over the term of the Note, provided that each accrual period is no longer than one year and each scheduled payment of principal and interest occurs on the final day of an accrual period or on the first day of an accrual period. In general, OID allocable to an accrual period equals (i) the product of the adjusted issue price at the beginning of the accrual period (i.e., the original issue price plus previously accrued OID minus previous payments other than payments of qualified stated interest) multiplied by the original yield to maturity of the Note (determined on the basis of compounding at the end of each accrual period) minus (ii) the amount of qualified stated interest allocable to the accrual period.

The OID Regulations provide special rules for determining the amount of OID allocable to a period when there is unpaid qualified stated interest, for short initial accrual periods and final accrual periods, and for determining the yield to maturity of debt instruments subject to certain contingencies as to the timing of payments, including debt instruments that provide for options to accelerate or defer any payments and debt instruments with indefinite maturities. For example, the maturity date and yield are to be determined taking into account the options. In the case of such options held by issuers, the options will be deemed exercised or not in a manner that minimizes the yield on the instrument, while in the case of options held by holders, the options will be deemed exercised or not in a manner that maximizes yield. Under the OID Regulations, an option to convert debt into stock of the issuer or into stock or debt of certain related parties or to cash or other property in an amount equal to the approximate value of such stock or debt are disregarded in determining OID. Under the Internal Revenue Code and the OID Regulations, U.S. Holders generally will have to include in income increasingly greater amounts of OID in successive accrual periods.

Variable Rate Notes

The OID Regulations contain special rules for determining the accrual of OID and the amount of qualified stated interest on a "variable rate debt instrument". For purposes of these regulations, a "**variable rate debt instrument**" is a debt instrument that: (1) has an issue price that does not exceed total non-contingent principal payments by more than a specified amount; (2) provides for stated interest (compounded or paid at least annually) at (a) one or more "qualified floating rates"; (b) a single fixed rate and one or more qualified floating rates, (c) a single "objective rate", or (d) a single fixed rate and a single objective rate that is a "qualified inverse floating rate"; (3) provides that a qualified floating rate or objective rate in effect at any time during the term of the instrument is set at a current value of that rate; and (4) except as permitted in (1), does not provide for any principal payments that are contingent.

For purposes of determining if a Note is a variable rate debt instrument, a floating rate is a "**qualified floating rate**" if variations in the rate can reasonably be expected to measure contemporaneous variations in the cost of newly-borrowed funds in the currency in which the debt instrument is denominated. A multiple of a qualified floating rate is generally not a qualified floating rate, unless it is either (a) a product of a qualified rate times a fixed multiple greater than .65 but not more than 1.35 or (b) a multiple of the type described in (a) increased or decreased by a fixed rate. If a debt instrument provides for two or

more qualified floating rates that can reasonably be expected to have approximately the same value throughout the term of the instrument, the debt instrument will be considered to provide for a single qualified rate. Two or more such rates will be considered to have approximately the same value throughout the term of the instrument if the values of the rates on the date of issuance are within 25 basis points of each other.

An "**objective rate**" is a rate, other than a qualified floating rate, that is determined using a single fixed formula and that is based on objective financial or economic information, including, for example, a rate based on one or more qualified floating rates or a rate based on the yield of actively-traded personal property (within the meaning of Section 1092(d) (2) of the Internal Revenue Code). The rate, however, must not be based on information that is within the control of the issuer (or a related party), or that is, in general, unique to the circumstances of the issuer (or a related party) such as dividends, profits, or the value of the issuer's stock. In addition, the Service may designate other variable rates as objective rates. Restrictions on a minimum interest rate ("**floor**") or maximum interest rate ("**cap**"), or the amount of increase or decrease in the stated interest rate ("**governor**") generally will not result in the rate failing to be treated as a qualified floating rate or an objective rate if the restriction is fixed throughout the term of the instrument and the cap, floor, or governor is not reasonably expected to affect the yield significantly as of the date of issuance. However, a rate is not an objective rate if it is reasonably expected that an average value of such rate of interest over the first half of the instrument's term will be either significantly more or significantly less than the average value of the rate during the final half of the instrument's term (i.e., if there is a significant front loading or back loading of interest).

A "**qualified inverse floating rate**" is a rate that is equal to a fixed rate minus a qualified floating rate if variations in the rate can reasonably be expected to inversely reflect contemporaneous variations in the cost of newly borrowed funds (disregarding any cap, floor or governor).

Under the OID Regulations, for purposes of determining the amount and accrual of OID and qualified stated interest, a debt instrument providing for a qualified floating rate or qualified inverse floating rate is converted to an equivalent fixed rate debt instrument by assuming that each qualified floating rate or qualified inverse floating rate, respectively, will remain at its value as of the issue date. A debt instrument providing for an objective rate (other than a qualified inverse floating rate) is converted to an equivalent fixed rate debt instrument by assuming that the objective rate will equal a fixed rate that reflects the yield that is reasonably expected for the instrument. The rules applicable to fixed rate debt instruments are then applied to determine the qualified stated interest payments and OID accruals on the equivalent fixed rate debt instrument. Appropriate adjustments are made to the extent the interest or OID actually accrued or paid differs from that assumed on the equivalent fixed rate debt instrument.

Elections to Treat All Interest as OID

Under the OID Regulations, a U.S. Holder may elect to account for all income on a Note (other than foreign currency gain or loss), including stated interest, OID, *de minimis* OID, market discount, *de minimis* market discount, amortizable bond premium, or acquisition premium, in the same manner as OID. The election is made in the year of acquisition of the Note and such election is irrevocable without the consent of the Commissioner of Internal Revenue. If this election is made, the U.S. Holder may be subject to the conformity requirements of section 171(c) or 1278(b), respectively, which may require the amortization of bond premium and the accrual of market discount on other debt instruments held by the same U.S. Holder.

Short-Term Notes

In general, an individual or other cash method U.S. Holder of a Note that has an original maturity of not more than one year from the date of issuance (a "**short-term Note**") is not required to accrue OID unless he or she elects to do so. Such an election applies to all short-term Notes acquired by the U.S. Holder during the first taxable year for which the election is made, and all subsequent taxable years of the U.S. Holder, unless the Service consents to a revocation. U.S. Holders who report income for federal income tax purposes on the accrual method and certain other U.S. Holders and electing cash method U.S. Holders are required to include OID on such short-term Notes on a straight-line basis, unless an irrevocable election with respect to any short-term Note is made to accrue the OID according to a constant interest rate based on daily compounding. In the case of a U.S. Holder who is not required, and does not elect, to include OID in income currently, any gain realized on the sale, exchange or retirement of the short-term Note will be ordinary income to the extent of the OID accrued on a straight-line basis (or, if elected, according to the constant yield method based on daily compounding) through the date of sale, exchange or retirement. In addition, a U.S. Holder who has not elected to be subject to the current inclusion requirement described above will be required to defer deductions for any interest paid on indebtedness incurred or continued to purchase or carry such short-term Notes in an amount not exceeding the deferred income until such income is includible.

For purposes of determining the amount of OID subject to these rules, all interest payments on a short-term Note, including any stated interest, are included in the short-term Note's stated redemption price at maturity.

Market Discount

If a Note (other than a short-term Note described above) is acquired at a "market discount", some or all of any gain realized upon a sale or other disposition, some or all of a payment at maturity, or some or all of a partial principal payment on such Note may be treated as ordinary income, as described below. For this purpose, "**market discount**" is the excess (if any) of the stated redemption price at maturity over the purchase price, subject to a statutory *de minimis* exception. (In the case of a Note issued with OID, in lieu of using stated redemption price at maturity, the revised issue price (i.e., the sum of the issue price and the aggregate amount of OID included in the gross income of all holders for periods before the acquisition, less payments made on the Note other than qualified stated interest) is used.) Unless a U.S. Holder has elected to include the market discount in income as it accrues, any gain realized on any subsequent disposition of such Note (other than in connection with certain non-recognition transactions), payment at maturity, or partial principal payment on such Note will be treated as ordinary income to the extent of the market discount that is treated as having accrued during the period such Note was held.

The amount of market discount treated as having accrued will be determined either (i) on a ratable basis by multiplying the market discount times a fraction, the numerator of which is the number of days the Note was held by a U.S. Holder and the denominator of which is the total number of days after the date such U.S. Holder acquired the Note up to and including the date of its maturity or (ii) if the U.S. Holder so elects, on a constant interest rate method. A U.S. Holder may make that election with respect to any Note, but such election is irrevocable.

In lieu of re-characterizing gain upon disposition as ordinary income to the extent of accrued market discount at the time of disposition, a U.S. Holder of such Note acquired at a market discount may elect to include market discount in income currently, through the use of either the ratable inclusion method or the

elective constant interest method. Once made, the election to include market discount in income currently applies to all Notes and other obligations of the U.S. Holder that are purchased at a market discount during the taxable year for which the election is made, and all subsequent taxable years of the U.S. Holder, unless the Service consents to a revocation of the election. If an election is made to include market discount in income currently, the basis of the Note in the hands of the U.S. Holder will be increased by the market discount thereon as it is included in income.

If the U.S. Holder makes the election to treat as OID all interest on a debt instrument that has market discount, the U.S. Holder is deemed to have made the election to accrue currently market discount on all other debt instruments with market discount. In addition, if the U.S. Holder has previously made the election to accrue market discount currently, the conformity requirements of that election are met for debt instruments with respect to which the U.S. Holder elects to treat all interest as OID.

Unless a U.S. Holder who acquires a Note at a market discount elects to include market discount in income currently, such U.S. Holder may be required to defer deductions for any interest paid on indebtedness incurred or continued to purchase or to carry such Notes in an amount not exceeding the deferred income. Interest deductions deferred under this provision become deductible when the market discount is included in income.

Premium

If a subsequent U.S. Holder purchases a Note issued with OID at an "acquisition premium", the U.S. Holder reduces the amount of OID includible in income in each taxable year by that portion of the acquisition premium allocable to that year. A Note is purchased at an "acquisition premium" if, immediately after the purchase, the purchaser's adjusted basis in the Note is greater than the adjusted issue price but not greater than all amounts payable on the instrument after the purchase date (other than qualified stated interest) (i.e., the Note is not purchased at a "bond premium"). In general, the reduction in OID allocable to acquisition premium is determined by multiplying the daily portion of OID by a fraction, the numerator of which is the excess of the U.S. Holder's adjusted basis in the Note immediately after the acquisition over the adjusted issue price of the Note and the denominator of which is the excess of the sum of all amounts payable on the Note after the purchase date (other than payments of qualified stated interest) over the Note's adjusted issue price. Rather than apply the above fraction, the U.S. Holder who, as discussed above, elects to treat all interest as OID would treat the purchase at an acquisition premium as a purchase at original issuance and calculate OID accruals on a constant yield to maturity basis.

If a U.S. Holder purchases a Note and immediately after the purchase the adjusted basis of the Note exceeds the sum of all amounts payable on the instrument after the purchase date, other than qualified stated interest, the Note has "bond premium". A U.S. Holder that purchases a Note at a bond premium is not required to include OID in income. In addition, a U.S. Holder may elect to amortize such bond premium over the remaining term of such Note (or, in certain circumstances, until an earlier call date). That election must be made with a timely filed federal income tax return for the first taxable year to which the U.S. Holder wishes the election to apply.

If bond premium is amortized, the amount of interest that must be included in the U.S. Holder's income for each period ending on an interest payment date or on stated maturity, as the case may be, will be reduced by the portion of premium allocable to such period based on the Note's yield to maturity. If the bond premium allocable to an accrual period is in excess of qualified stated interest allocable to that period, such premium may be deducted to the extent of prior income inclusions and is then carried to the

next accrual period and offsets qualified stated interest in such period. The regulations also contain rules for determining bond premiums on variable rate debt instruments and for bonds with alternative payment schedules that are not treated as contingent payment obligations. If an election to amortize bond premium is not made, a U.S. Holder must include the full amount of each interest payment in income in accordance with its regular method of accounting and will receive a tax benefit from the premium only in computing its gain or loss upon the sale or other disposition or payment of the principal amount of the Note.

An election to amortize premium will apply to amortizable bond premium on all Notes and other bonds, the interest on which is includible in the U.S. Holder's gross income, held at the beginning of the U.S. Holder's first taxable year to which the election applies, as well as to Notes and other bonds thereafter acquired, and may be revoked only with the consent of the Service. The election to treat all interest, including for this purpose amortizable premium, as OID is deemed to be an election to amortize premium under section 171(c) of the Internal Revenue Code for purposes of the conformity requirements of that section. In addition, if the U.S. Holder has already made an election to amortize premium, the conformity requirements will be deemed satisfied with respect to any Notes for which the U.S. Holder makes an election to treat all interest as OID.

Sale, Exchange, Redemption or Repayment of the Notes

Upon the disposition of a Note by sale, exchange, redemption or repayment, the U.S. Holder will generally recognize gain or loss equal to the difference between (i) the amount realized on the disposition (other than amounts attributable to accrued interest) and (ii) the U.S. Holder's tax basis in the Note. A U.S. Holder's tax basis in a Note generally will equal the cost of the Note (net of accrued interest) to the U.S. Holder, increased by amounts includible in income as OID or market discount (if the holder elects to include market discount in income on a current basis) and reduced by any amortized premium and any payments, other than payments of qualified stated interest, made on such Note.

If a Note is held as a capital asset, such gain or loss (except to the extent that the market discount rule or the rules relating to certain short-term OID notes otherwise provide) will generally constitute capital gain or loss. The deductibility of a capital loss realized on the sale, exchange or other disposition of a Note is subject to limitations. In certain circumstances, if an issuer were found to have had an intention, at the time its debt obligations were issued, to call such obligations before maturity, gain would be ordinary income to the extent of any unamortized OID. The OID Regulations clarify that this rule will not apply to publicly offered debt instruments.

Source of Interest and Gain

Amounts treated for U.S. federal income tax purposes as interest or OID on the Notes (as described in the captions above) will generally constitute foreign source passive income or, in the case of a financial services entity, foreign source financial services income for purposes of computing the United States foreign tax credit limitation, assuming (as discussed below) that the interest is not subject to a foreign withholding tax of 5 per cent or more. In addition, any gain or loss realized by a U.S. Holder on the sale or other disposition of a Note generally will be treated as United States source for purposes of computing the United States foreign tax credit limitation.

Foreign Currency Notes

The following discussion applies to Foreign Currency Notes, except Notes that are denominated in or indexed to a currency that is considered a "hyperinflationary" currency, Notes that are "dual currency" or "multicurrency" Notes, or Notes that call for one or more contingent payments for which one or more payments are denominated in a currency other than the U.S. dollar or indexed to changes in foreign currency exchange rates. Special U.S. tax considerations applicable to Notes denominated in or indexed to a hyperinflationary currency, special U.S. tax considerations relevant to "dual currency" or "multicurrency" Notes, as well as special U.S. tax considerations applicable to Notes that call for one or more contingent payments for which one or more payments are denominated in a currency other than the U.S. dollar or indexed to changes in foreign currency exchange rates, will be discussed in the applicable Pricing Supplement.

In general, a U.S. Holder that uses the cash method of accounting and holds a Foreign Currency Note will be required to include in income the U.S. dollar value of the amount of interest income received, whether or not the payment is received in U.S. dollars or converted into U.S. dollars. The U.S. dollar value of the amount of interest received is the amount of foreign currency interest paid, translated at the spot rate on the date of receipt. The U.S. Holder will not have exchange gain or loss on the interest payment, but may have exchange gain or loss when it disposes of any foreign currency received.

A U.S. Holder on the accrual method of accounting is generally required to include in income the U.S. dollar value of interest accrued during the accrual period. Accrual basis U.S. Holders may determine the amount of income recognized with respect to such interest in accordance with either of two methods. Under the first method, the U.S. dollar value of accrued interest is translated at the average rate for the interest accrual period (or, with respect to an accrual period that spans two taxable years, the partial period within the taxable year). For this purpose, the average rate is the simple average of spot rates of exchange for each business day of such period or other average exchange rate for the period reasonably derived and consistently applied by the U.S. Holder. Under the second method, a U.S. Holder can elect to accrue interest at the spot rate on the last day of an interest accrual period (in the case of a partial accrual period, the last day of the taxable year) or, if the last day of an interest accrual period is within five business days of the receipt, the spot rate on the date of receipt. Any such election will apply to all debt instruments held by the U.S. Holder at the beginning of the first taxable year to which the election applies or thereafter acquired, and will be irrevocable without the consent of the Service. An accrual basis U.S. Holder will recognize exchange gain or loss, as the case may be, on the receipt of a foreign currency interest payment if the exchange rate on the date payment is received differs from the rate applicable to the previous accrual of that interest income. The foreign currency gain or loss will generally be treated as U.S. source ordinary income or loss. OID on a Foreign Currency Note is determined at the time of acquisition of the Note in the currency in which the Note is denominated and is translated into U.S. dollars in the same manner that an accrual basis U.S. Holder accrues stated interest.

Exchange gain or loss will be determined when OID is considered paid to the extent the exchange rate on the date of payment differs from the exchange rate at which the OID was accrued.

The amount of market discount on a Foreign Currency Note includible in income will generally be determined by computing the market discount in the foreign currency and translating that amount into U.S. dollars on the spot rate on the date the Foreign Currency Note is retired or otherwise disposed of. If the U.S. Holder accrues market discount currently, the amount of market discount which accrues during any accrual period is determined in the foreign currency and translated into U.S. dollars on the basis of the average exchange rate in effect during the accrual period. Exchange gain or loss may be recognized to the

extent that the rate of exchange on the date of the retirement or disposition of the Note differs from the exchange rate at which the market discount was accrued.

Bond premium on a Foreign Currency Note is also computed in units of foreign currency and, if the U.S. Holder elects, will reduce interest income in units of foreign currency. At the time amortized bond premium offsets interest income, exchange gain or loss with respect to amortized bond premium is recognized measured by the difference between exchange rates at that time and at the time of the acquisition of the Note. Acquisition premium on a Foreign Currency Note is also computed in units of foreign currency and will reduce OID in units of foreign currency. At the time acquisition premium offsets OID, exchange gain or loss with respect to acquisition premium is recognized measured by the difference between exchange rates at that time and at the time of the acquisition of the Note.

With respect to the sale, exchange, retirement or repayment of a Note denominated in a foreign currency, the foreign currency amount realized will be considered to be the payment of accrued but unpaid interest (on which exchange gain or loss is recognized as described above), followed by accrued but unpaid original issue discount (on which exchange gain or loss is recognized as described above) and finally as a payment of principal. With respect to such payment of principal, (i) gain or loss is computed in the foreign currency and translated on the date of retirement or disposition and (ii) exchange gain or loss is separately computed on the foreign currency amount of the purchase price, reduced by amortized bond premium, that is repaid to the extent that the rate of exchange on the date of retirement or disposition differs from the rate of exchange on the date the Note was acquired, or deemed acquired. Exchange gain or loss computed on accrued interest, OID, market discount and principal shall be recognized, however, only to the extent of total gain or loss on the transaction. For purposes of determining the total gain or loss on the transaction, a U.S. Holder's tax basis in the Note will generally equal the U.S. dollar cost of the Note increased by the U.S. dollar amounts includible in income as accrued interest, OID, or market discount (if the Holder elects to include such market discount on a current basis) and reduced by the U.S. dollar amount of amortized premium and of any payments other than payments of qualified stated interest.

In the case of a Note denominated in foreign currency, the cost of the Note to the U.S. Holder will be the U.S. dollar value of the foreign currency purchase price translated at the spot rate for the date of purchase (or, in some cases, the settlement date). The conversion of U.S. dollars into a foreign currency and the immediate use of that currency to purchase a Foreign Currency Note generally will not result in a taxable gain or loss for a U.S. Holder. A U.S. Holder will have a tax basis in any foreign currency received on the sale, exchange or retirement of a Note equal to the U.S. dollar value of such currency on the date of receipt.

In general, the redenomination of a Foreign Currency Note from one currency to another would constitute a taxable event for U.S. federal income tax purposes. Under regulations that are generally now in effect, however, re-denominating a Foreign Currency Note that is currently denominated in a specified "legacy" currency to a Foreign Currency Note denominated in euro will not be a taxable event to the holder for U.S. federal income tax purposes, provided that the terms of the Notes are not otherwise changed by the conversion. For this purpose, the "legacy" currencies are the currencies of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal and Spain. Consequently, a Foreign Currency Note issued in a legacy currency may be redenominated in euro without creating a taxable event to a U.S. Holder (absent other changes to the Note).

Indexed Notes

Under regulations (the "**Contingent Debt Regulations**"), certain debt instruments calling for one or more contingent payments are subject to the special rules described below.
In general, under the Contingent Debt Regulations, the amount of interest that is taken into account for each accrual period is computed by determining a yield for the debt instrument as described below, then constructing a projected payment schedule for the debt instrument that produces that yield and finally applying rules similar to those for accruing OID on a non-contingent debt instrument. The issuer's projected payment schedule must be used to determine the holder's interest accruals and adjustments, unless the issuer does not create a payment schedule or the holder determines that the issuer's projected payment schedule is unreasonable, in which case the holder must disclose its own schedule with its U.S. federal income tax return filings and the reason why it is not using the issuer's projected payment schedule.

In general, under the non-contingent Note method, the yield on a contingent debt is determined by reference to the comparable yield at which the issuer would issue a fixed rate debt instrument with terms and conditions similar to those of the contingent debt instrument, including the level of subordination, term, timing of payments and general market conditions. If a hedge is available and the combined cash flows of the hedge and the non-contingent payments would permit the calculation of a yield to maturity such that the debt instrument and the hedge could be integrated into a synthetic fixed-rate instrument, the comparable yield is the yield that the synthetic fixed-rate instrument would have. However, in the event that a substantial part of the issue is being marketed to persons for whom the inclusion of interest is not expected to have a substantial effect on their U.S. federal income tax liability and the instrument provides for a non-market based projected payment schedule, the yield of the contingent payment debt instruments is deemed to be the applicable federal rate ("**AFR**").

Under the Contingent Debt Regulations, if the actual contingent payments made on a debt instrument in a taxable year differ from the projected contingent payments, an adjustment must be made for such differences. A positive adjustment, i.e., the amount by which an actual payment exceeds a projected payment, is treated as additional interest. A negative adjustment first reduces the amount of interest required to be accrued in the current year. Any excess is treated as ordinary losses to the U.S. Holder to the extent prior cumulative interest accruals exceed any negative adjustments in prior years. Any negative adjustment in excess of those amounts is carried over to a subsequent year and reduces the amounts that would otherwise accrue in such subsequent year or the amount realized on disposition of the debt instrument.

A U.S. Holder's basis in a contingent debt obligation is increased by the portion of the projected contingent payments accrued by the holder under the projected payment schedule and determined without regard to adjustments made to reflect differences between actual and projected payments and reduced by the amount of any non-contingent payments and the projected amount of any contingent payments previously made. Gain on the sale, exchange or retirement of a contingent payment debt obligation generally would be treated as ordinary income. Losses, on the other hand, would be treated as ordinary only to the extent of the holder's prior net interest inclusions (reduced by the total net negative adjustments previously allowed to the holder as an ordinary loss) and capital to the extent in excess thereof.

To the extent that Notes are physically settled rather than cash settled, a U.S. Holder would have income as described above and its basis in the property or stock received should equal the fair market value of the property at the time that it is received.

The Contingent Debt Regulations do not apply to variable rate debt instruments, certain debt instruments that provide for alternative payment schedules, REMIC Interests and certain other debt instruments that are subject to prepayment, or a debt instrument that provides for payments denominated in, or determined by reference to, a non-functional currency that is subject to Section 988 of the Internal Revenue Code. Special rules are provided in the Contingent Debt Regulations to account for market discount and premium on contingent Notes.

Extendible Notes

A Note may provide the Issuer with an option to extend the maturity of a Note on its maturity date and, in connection therewith, to reset the interest rate or spread and establish new interest reset dates, new interest payment dates and new provisions for redemption or optional repayment.

Regulations provide guidance as to when a significant modification of a debt instrument is considered to be a deemed exchange. Under these regulations, a "modification" is any alteration of a legal right of the issuer or a holder that does not occur by operation of the original terms of the instrument. In addition, certain alterations are modifications even if they occur by operation of the original terms of the instrument. For example, any substitution of an obligor, addition or deletion of a co-obligor or a change (in whole or in part) in the recourse nature of the instrument is a modification. In addition, any alteration that results in an instrument or property right that is not debt is a modification, unless it occurs pursuant to a holder's option under the terms of the instrument to convert the debt into issuer equity. Furthermore, an alteration that results from the exercise of an option provided to an issuer or holder is a modification, unless the option is unilateral and, in the case of a holder, the exercise of the option does not result (or in the case of a variable or contingent payment is not reasonably expected to result) in a deferral or a reduction in any scheduled payment of interest or principal.

The regulations also provide rules for purposes of determining when a modification is significant. In general, a modification is significant if, based on all facts and circumstances, the legal rights and obligations changed, and the degree to which they are being changed, are economically significant. The regulations provide that a change in the yield of a fixed rate instrument is a significant modification if the yield varies from the annual yield by more than ¼ of one percent or 5 percent of the original annual yield. In the case of variable rate instruments, the above rule applies by deeming the annual yield of the variable rate instrument to equal the annual yield of an equivalent fixed rate instrument. Whether the change in the yield of a contingent payment debt obligation is significant is determined under the general rules. An extension of final maturity is not a significant modification if it does not extend the maturity longer than the lesser of five years or 50 per cent of the original term of the instrument.

The consequences to a U.S. Holder of treating the extension of a maturity date or a change in the terms of the Notes as a sale or exchange of the original Note for a new Note will depend upon the facts and circumstances including, for example, whether the Note is a "security" for tax purposes, whether the Note is publicly traded, whether Section 368(a)(1)(E) of the Internal Revenue Code applies to the exchange, and whether the fair market value of the Note is less than par (or, if issued at OID, less than the adjusted issue price).

Under the OID Regulations, the Issuer's right to extend the maturity of a Note may impact the Note's yield to maturity for purposes of calculating the amount of OID on a Note. For example, if the Note's yield to maturity (taking into account the extension) would be less than such yield (absent the extension), OID would be accrued assuming that the Note was extended.

Contingent Instruments

Certain instruments that provide for wholly or substantially contingent principal payments ("**Contingent Instruments**") may not constitute a "debt instrument" under U.S. federal income tax principles. For example, an instrument which provides that the return of a U.S. Holder's original investment is entirely or substantially contingent is probably not a debt instrument. Whether an instrument is a debt instrument for U.S. tax purposes, however, is determined based on all of the facts and circumstances.

Although there are no specific rules that prescribe the tax treatment of a Contingent Instrument, the better view would seem to be that a U.S. Holder is entitled to recover its basis over the stated term of the Contingent Instrument, using a projected payment schedule that forecasts in a reasonable fashion the expected returns on the Contingent Instrument, and assuming that the purchaser of the Contingent Instrument will recover the full amount of its investment. Using this approach, a U.S. Holder might project the expected returns on a Contingent Instrument, using, for example, the forward prices of actively traded property, and amortize basis over the term of the Contingent Instrument. Using this method, the U.S. Holder would report annually as ordinary income the amount accrued or received, as the case may be, on the instrument in excess of the allocable basis. The category of foreign source income earned by a U.S. Holder for foreign tax credit purposes is also unclear, but, in the absence of guidance to the contrary, could be general limitation income. A financial services entity that properly discloses that it is doing so may be able to report the income from a Contingent Instrument as financial services income. U.S. Holders should consult with their tax advisors about the foreign tax credit implications of holding a Contingent Instrument.

Alternatively, an investment in a Contingent Instrument may be taxed either by treating all current payments as ordinary income and deferring recovery of basis until the contingencies associated with the instrument have been resolved, or, conversely, by first allocating basis to the payments as received and including additional amounts, if and when received, as ordinary income.

In certain instances, it may be appropriate to treat a contingent instrument with a current yield as a prepaid forward contract and to treat the current yield as interest on a deposit.

The character of income or loss at maturity of a Contingent Instrument is also unclear. The better view is that gain or loss realized at maturity should be treated as gain or loss from the sale or exchange of a capital asset, and therefore capital gain or loss.

No statutory, judicial, or administrative authority directly addresses the characterization of Contingent Instruments. As a result, the U.S. federal income tax consequences of a Contingent Instrument are not certain and no assurance can be given that the IRS will agree with the treatment of these instruments adopted by the Issuer or a U.S. Holder. **ACCORDINGLY, INVESTORS IN NOTES THAT PROVIDE FOR THE CONTINGENT REPAYMENT OF PRINCIPAL SHOULD CONSULT THEIR OWN TAX ADVISOR CONCERNING THE TAX CONSEQUENCES OF AN INVESTMENT IN SUCH NOTES, INCLUDING THE APPLICATION OF STATE, LOCAL, OR OTHER TAX LAWS AND THE POSSIBLE EFFECT OF CHANGES IN FEDERAL OR OTHER TAX LAWS**.

Backup Withholding and Information Reporting

The Issuer will report to the Service and to U.S. Holders of the Notes to whom the Issuer is required to furnish such information, information relating to the amount of any "reportable payments" and the tax withheld, if any, with respect to payments on the Notes. A U.S. Holder of a Note may be subject to U.S. backup withholding currently at a rate of 28% with respect to interest (including OID) and principal paid on the Note and gross proceeds from the disposition of the Note, unless such U.S. Holder (i) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact or (ii) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with the applicable requirements of the backup withholding rules. U.S. Holders of Notes should consult their tax advisors as to their qualification for exemption from U.S. backup withholding and the procedure for obtaining such an exemption. Any amount paid as U.S. backup withholding would be creditable against the U.S. Holder's federal income tax liability, provided the applicable requisite information is timely provided to the Service.

Disclosure Requirements for U.S. Holders Recognizing Significant Losses

Subject to certain exemptions, a U.S. Holder that claims significant losses in respect of a Note (generally (i) $10 million or more in a taxable year or $20 million or more in any combination of taxable years for corporations or partnerships all of whose partners are corporations, (ii) $2 million or more in a taxable year or $4 million or more in any combination of taxable years for all other taxpayers, or (iii) $50,000 or more in a taxable year for individuals or trusts with respect to a foreign currency transaction) may be subject to certain disclosure requirements for "reportable transactions". Prospective investors should consult their tax advisors concerning any possible obligation with respect to the Notes.

(b) **Non-U.S. Holders**

The following discussion is limited to a summary of certain United States information reporting and backup withholding tax consequences that may be relevant to a holder who is a beneficial owner of a Note that is an individual, corporation, estate or trust other than a U.S. Holder ("**Non-U.S. Holder**").

Information Reporting and Backup Withholding

Under certain circumstances, certain payments on the Notes, including the payment of the proceeds from the disposition of the Notes, may be subject to information reporting and possible backup withholding if payments are made by U.S. persons or "U.S. related persons," including the Issuer, to a Non-U.S. Holder. For this purpose, a "U.S. related person" is a person with one or more of certain enumerated connections with the United States, including a U.S. controlled foreign corporation. U.S. backup withholding tax generally should not apply to payments on Registered Notes made by the Issuer or its Paying Agent, provided that (i) the beneficial owner of such a Registered Note provides a properly completed and executed IRS Form W-8BEN (or such successor form as may be required), certifying, under penalties of perjury, that such beneficial owner is not a U.S. person, prior to such payment, or such beneficial owner otherwise establishes an exemption and (ii) the Issuer and the Paying Agent do not have actual knowledge or reason to know that the beneficial owner is a U.S. person or that the conditions of any other exemption are not, in fact, satisfied.

In the case of the payment of proceeds from the disposition of Notes through a non-U.S. office of a broker that is either a U.S. person or a "U.S. related person," information reporting will apply, unless the broker has documentary evidence in its files that the owner is a non-U.S. person and the broker has no

knowledge nor reason to know to the contrary. Backup withholding, however, will not apply to payments made through foreign offices of a broker that is a U.S. person or a "U.S. related person" (absent actual knowledge or reason to know that the payee is a U.S. person or that the conditions of any other exemptions are not, in fact, satisfied).

Any amounts withheld under the backup withholding rules from a payment to a Non-U.S. Holder will be allowed as a refund or a credit against such Non-U.S. Holder's United States federal income tax liability, provided that certain required information is timely furnished to the Service.
Non-U.S. Holders should consult their tax adviser to determine the application of the U.S. information reporting and U.S. backup withholding rules to their particular circumstances with respect to the Notes.

EU SAVINGS DIRECTIVE

On June 3, 2003, the European Council of Economics and Finance Ministers agreed on proposals under which Member States will be required to provide to the tax authorities of another Member State details of payments of interest (or similar income) paid by a person within its jurisdiction to an individual resident in that other Member State, except that, for a transitional period, Belgium, Luxembourg and Austria will instead be required to operate a withholding system in relation to such payments (the ending of such transitional period being dependent upon the conclusion of certain other agreements relating to information exchange with certain other countries). The proposals are anticipated to take effect from January 1, 2005.

REQUIREMENTS FOR PURCHASERS

Prospective purchasers of the Notes offered by this Offering Prospectus should give careful consideration to the risk factors described under "**RISK FACTORS**," and especially to the nature of this investment and the limitations described under that caption with respect to the lack of a readily available market for the Notes. Only persons having adequate means to assume those risks, and otherwise provide for their current needs and contingencies, should consider purchasing the Notes.

General Suitability Standards

1. General Suitability Standards

Rule 144A

The Notes may be sold pursuant to Rule 144A of The Securities Act of 1933 (the" Act") and any other exemption which may be applicable under the Act.

The Notes have not been and will not be registered under the Securities Act. (i) Offers, sales, resales and other transfers of Notes made in the United States made or approved by a Dealer (including in connection with secondary trading) shall be made with respect to Registered Notes only and shall be effected pursuant to an exemption from the registration requirements of the Securities Act. (ii) Offers, sales, resales and other transfers of Notes made in the United States will be made only in private transactions to (a) QIBs that are reasonably believed to qualify as qualified institutional buyers (as therein defined) within the meaning of Rule 144A.(see below) (iii) Notes will be offered in the United States only by approaching prospective purchasers on an individual basis. No general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act will be used in connection with the offering of the Notes in the United States. (iv) No sale of Notes in the United States to any one Institutional

Accredited Investor will be for less than U.S. $200,000 principal amount and no Note will be issued in connection with such a sale in a smaller principal amount. If such purchaser is a non-bank fiduciary acting on behalf of others, each person for whom it is acting must purchase at least U.S. $200,000 principal amount of such Notes. (v) Each Registered Note (other than Notes in definitive form) shall contain a legend in substantially the following form:

"THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF, ON ITS OWN BEHALF AND ON BEHALF OF ANY ACCOUNT FOR WHICH IT IS PURCHASING THIS NOTE OR ANY INTEREST OR PARTICIPATION HEREIN, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE OR ANY INTEREST OR PARTICIPATION HEREIN ONLY TO, OR FOR THE ACCOUNT OR BENEFIT OF, (A) THE ISSUER OR A DEALER (AS DEFINED IN THE OFFERING CIRCULAR FOR THE NOTE), (B) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (C) AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) THAT IS AN INSTITUTION AND THAT, PRIOR TO SUCH TRANSFER, SHALL HAVE FURNISHED TO SUCH HOLDER AND TO THE ISSUER OF THIS NOTE A WRITTEN CERTIFICATION CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE REGISTRAR AND THE TRANSFER AGENTS), (D) OUTSIDE THE UNITED STATES IN A TRANSACTION WHICH MEETS THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. UPON ANY TRANSFER OF THIS NOTE OR ANY INTEREST OR PARTICIPATION HEREIN PURSUANT TO CLAUSES (C), (D) OR (F), IN THE CASE OF LEGENDED NOTES, OR CLAUSES (B), (C) OR (F) IN THE CASE OF REG. S NOTES, THE HOLDER WILL BE REQUIRED TO FURNISH TO THE ISSUER, THE REGISTRAR AND THE TRANSFER AGENTS SUCH CERTIFICATIONS (WHICH IN THE CASE OF TRANSFERS PURSUANT TO CLAUSES (C), (D) OR (F), IN THE CASE OF LEGENDED NOTES, OR CLAUSES (B), (C) OR (F) IN THE CASE OF NOTES, CAN BE OBTAINED FROM THE REGISTRAR AND THE TRANSFER AGENTS), LEGAL OPINIONS OR OTHER INFORMATION AS ANY OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER WILL ALSO BE REQUIRED TO DELIVER TO THE TRANSFEREE OF THIS NOTE OR ANY INTEREST OR PARTICIPATION THEREIN A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. ANY RESALE OR OTHER TRANSFER OR ATTEMPTED RESALE OR OTHER TRANSFER OF THIS NOTE MADE OTHER THAN IN COMPLIANCE WITH THE FOREGOING RESTRICTION SHALL NOT BE RECOGNIZED BY THE ISSUER, THE REGISTRAR, THE TRANSFER AGENTS OR ANY OTHER AGENT OF THE ISSUER."

The legend endorsed on each Global Note shall cease to apply after expiry of the Distribution Compliance Period applicable thereto.

By its purchase of any Notes, each investor in the United States shall be deemed to have agreed to the restrictions contained in any legend endorsed on the Note purchased by it (to the extent still applicable) and each such purchaser shall be deemed to have represented to the Issuer, the Guarantor, the seller and the Dealer, if applicable, that it is either: (i) a QIB; or (ii) an Institutional Accredited Investor that is acquiring the Notes for its own account for investment and not with a view to the distribution thereof. Each investor (other than an investor in Notes following expiry of the applicable Distribution Compliance Period), by its purchase of any Notes, also agrees to deliver to the transferee of any Note a notice substantially to the effect of the above legend.

Each prospective investor is hereby offered the opportunity to ask questions of, and receive answers from, the Issuer, and the Dealers concerning the terms and conditions of the offering.

2. Regulation S

The Notes will be sold pursuant to the Rules and Regulations of Regulation S (Sections 901 through 905 inclusive) promulgated under the Securities Act of 1933 and any amendments thereto.

DESCRIPTION OF NOTES

The following statements are summaries of and are qualified in their entirety by the detailed provisions of the Notes, a form of which is Exhibit B to this Prospectus.

General

The 5 ½ % Fixed Rate Notes (the "Notes"), due 120 months from issuance, are to be issued by the Company.

The Notes will be limited to $10,000,000 in aggregate principal amount and sold at 100% of par. The Notes will pay interest on their principal amount yearly, beginning on the first anniversary after issuance, until maturity. The principal amount of Notes will be due 120 months from their date of issuance. The Underlying Assets of the outstanding principal amount of this Note is guaranteed either by (i) a bond or other similar instrument issued by an insurance company with a rating by A.M. Best of not less than A+ (the Guarantee"), or (ii) "Reg. 114 Trust" or "Collateral Trust") or a Collateralized Deed of Trust, or a Standby Letter of Credit (SBLC), or by an insurance entity agreement backed by a reinsurance company agreement with an A.M. Best rating of not less than rated "Investment Grade" by Standard & Poor's, Moody's or Fitch. The amounts due under the Guarantee or the Reinsurance, as applicable, shall be drawn down upon by the Trustee upon the occurrence of an Event of Default of the Underlying Assets that has not been waived or cured.

Principal Amount and Security

Each Note sold will be secured pursuant to the terms of the Collateral Trust Agreement.

Delivery Form and Denomination

The Notes are issued in registered form without coupons in varying denominations.

The Company will treat the registered holder of a Note as the owner of such Note for all purposes.

Interest

The Notes will bear interest at the annual fixed rate of five and one-half percent (5 ½ %) payable yearly in arrears on the anniversary day of the month commencing on the first such anniversary date after issuance. Where required, calculations and respective interest on the Notes will be made on the basis of a 360-day year consisting of 12 months of 30 days each and, in the case of an uncompleted month, the number of days elapsed. In the event that either the Company elects to redeem all of any portion of the outstanding Notes, interest will be paid up to but not including the redemption date.

Payments

Interest on the Notes will be paid to the person whose name such Note is registered at the close of business on the 15th day prior to the interest payment date (the "Record Date") in the month of the relevant payment date. Payment of principal will be made 120 months from issuance against surrender of the Note at the principal corporate office of the Paying Agent located at Quicksilver Stock Transfer, LLC 6623 Las Vegas Blvd. South #255, Las Vegas, Nevada 89119.

Notices

Notices to holders of Notes will be given by first class mail/FedEx at the address set forth in the register maintained by the Company.

Transfer and Exchange

Quicksilver Stock Transfer, LLC will act as our Paying Agent and Transfer Agent. The Company will maintain a copy of books for the registration, transfer, and exchange of the Notes at its principal office in Nevada and will cause Quicksilver Stock Transfer, LLC to register the Notes and cause transfers and exchanges thereof to be registered upon the presentment or surrender of the Notes.

Subject to applicable laws and regulations and upon the terms and subject to the conditions set forth in the Notes, they may be exchanged for a like aggregate principal amount of Notes of different authorized denomination or denominations and the transfer thereof may be registered on the books maintained by the Transfer Agent. Notes may be surrendered for exchange or registration of transfer as the case may be at the office of the Transfer Agent in Nevada. Every Note surrendered for exchange or presented for transfer shall be duly endorsed and accompanied by a proper instrument or instruments of assignment and transfer, if so required by the Company.

Applicable Law

The Notes will be governed by and construed in accordance with the laws of the State of Delaware.

REGISTERED OFFICE OF THE ISSUER
SEQUOIA MANAGEMENT INFRASTRUCTURE SERIES 1, LLC
4440 PGA Blvd., Suite 600
Palm Beach Garden, Florida

LEGAL ADVISERS
Michael M. Kessler, Esq.
Law Office of Michael M. Kessler
4900 Paloma Avenue,
Carmichael CA 95608

PAYING AGENT
Quicksilver Stock Transfer, LLC
6623 Las Vegas Blvd. South #255
Las Vegas, Nevada 89119

FINANCIAL ADVISORS
Berman Financial Advisors
5707 North Palm Avenue Suite 104
Fresno, California 93704

UNDERWRITER(s) /COLLATERAL TRUSTEE
Centaurus Financial Inc.
2300 E. Katella Ave, Suite 200
Anaheim, CA 92806

Fordham Financial Management, Inc.
17 Battery Place
New York, NY 10004

TRANSFER REGISTRAR AND EXCHANGE AGENT
Quicksilver Stock Transfer, LLC
6623 Las Vegas Blvd. South #255
Las Vegas, Nevada 89119